======================================================
                                 SEC FILE NOS. 33-5270
                                              811-4653
======================================================

           SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                     FORM N-1A
              REGISTRATION STATEMENT
                      UNDER
            THE SECURITIES ACT OF 1933
          POST-EFFECTIVE AMENDMENT NO. 12
              REGISTRATION STATEMENT
                      UNDER
        THE INVESTMENT COMPANY ACT OF 1940
                  AMENDMENT NO. 11

        THE AMERICAN FUNDS TAX-EXEMPT SERIES I
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
            1101 VERMONT AVENUE, N.W.
            WASHINGTON, D.C. 20005
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                    (202) 842-5665

                  HARRY J. LISTER
         WASHINGTON MANAGEMENT CORPORATION
            1101 VERMONT AVENUE, N.W.
               WASHINGTON, D.C. 20005
      (NAME AND ADDRESS OF AGENT FOR SERVICE)

                   COPIES TO:
          J. JUDE O'DONNELL, ESQ.
    THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
         805 FIFTEENTH STREET, N.W.
          WASHINGTON, D.C. 20005
       (COUNSEL FOR THE REGISTRANT)

         THE REGISTRANT HAS FILED A DECLARATION PURSUANT TO RULE 24F-2 REGISTERING AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933.
         ON SEPTEMBER 20, 1996 IT FILED ITS 24F-2 NOTICE FOR FISCAL 1996.
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

|X|  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON NOVEMBER 15,
1996,
                     PURSUANT TO PARAGRAPH (B) OF RULE 485.

          THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                CROSS REFERENCE SHEET

ITEM NUMBER                                    CAPTIONS IN PROSPECTUS (PART "A")
OF PART "A"
OF FORM N-1A

1.  Cover Page...............................................   Cover Page

2.  Synopsis ..................................................   Summary of Expenses

3.  Condensed Financial Information ...................   Financial Highlights

4.  General Description of Registrant ...................   Investment Obectives and Policies;
                                             Certain Securities and Investment
                                             Techniques

5.  Management of the Fund .............................   Financial Highlights; Certain Securities
                                             and Investment Techniques; Fund Organization and Management;  Summary of Expenses

6.  Capital Stock and Other Securities ..................   Investment Objectives and Policies;
                                             Fund Organization and Management;
                                             Dividends, Distributions and Taxes

7.  Purchase of Securities Being Offered ...............   Purchasing Shares; Fund Organization and
                                             Management; Shareholder Services;
                                             Retirement Plans

8.  Redemption or Repurchase ...........................   Redeeming Shares

9.  Legal Proceedings ......................................   N/A


__________

ITEM NUMBER                                  CAPTIONS IN STATEMENT OF
OF PART "B"                                    ADDITIONAL INFORMATION (PART "B")
OF FORM N-1A

10.  Cover Page .............................................   Cover

11.  Table of Contents .....................................   Table of Contents

12.  General Information and History ..................   Fund Organization and Management
                                             (Part "A")

13.  Investment Objectives and Policies ...............   Description of Certain Securities and
                                             Investment Techniques (Part "A");
                                             Investment Restrictions

14.  Management of the Registrant .....................   Trust Officers and Trustees, including
                                             Trustee Compensation; Management

15.  Control Persons and Principal           Trust Officers and Trustees
               Holders of Securities .........................

16.  Investment Advisory and Other           Fund Organization and Management
  Services ....................................   (Part "A"); Shareholder Account Services
                                             and Privileges; General Information

17.  Brokerage Allocation and                Execution of Portfolio Transactions
                    Other Practices ............................

18.  Capital Stock and Other Securities ..............   None

19.  Purchase, Redemption and Pricing        Purchase of Shares; Shareholder Account
 of Securities Being Offered ....................   Services and Privileges; Purchasing Shares (Part "A"); General Information;
Management

20.  Tax Status ..............................................   Additional Information Concerning Taxes;
                                             Dividends, Distributions and Taxes (Part "A")

21.  Underwriters ...........................................   Fund Organization and Management
                                             (Part "A")

22.  Calculation of Performance Data .................   Investment Results

23.  Financial Statements ..................................   Financial Statements


_____________
ITEM IN PART "C"
OF FORM N-1-A
24.  Financial Statements and Exhibits
25.  Persons Controlled by or Under Common Control with Registrant
26.  Number of Holders of Securities
27.  Indemnification
28.  Business and Other Connections of Investment Adviser
29.  Principal Underwriters
30.  Location of Accounts and Records
31.  Management Services
32.  Undertakings
Signature Page

                                   P R O S P E C T U S

                            The American Funds Tax-Exempt Series I

      THE TAX-EXEMPT
      FUND OF MARYLAND-Registered Trademark-

      THE TAX-EXEMPT
      FUND OF VIRGINIA-Registered Trademark-
         ----------------------------------

                AN OPPORTUNITY FOR INCOME
                FREE FROM FEDERAL AND MARYLAND
                OR VIRGINIA INCOME TAXES.
                ADDITIONALLY, EACH FUND SEEKS
                TO PRESERVE CAPITAL.

[American
Funds Logo]   N o v e m b e r 1 5, 1 9 9 6

                               THE AMERICAN FUNDS
                              TAX-EXEMPT SERIES I
                        THE TAX-EXEMPT FUND OF MARYLAND
                        THE TAX-EXEMPT FUND OF VIRGINIA

                           1101 Vermont Avenue, N.W.
                             Washington, D.C. 20005
                                 (202) 842-5665

    The American Funds Tax-Exempt Series I (the "Trust") is a fully managed, diversified, open-end investment company consisting of two separate series, The Tax-Exempt Fund of Maryland (the "Maryland Fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund"). Except where the context indicates otherwise, references to the "Fund" apply to each of these two tax-exempt bond funds. The Fund invests primarily in investment grade tax-exempt securities issued by the respective state, its political subdivisions, municipalities and public authorities.

    This prospectus presents information you should know before investing in the Fund. It should be retained for future reference.

    A statement of additional information, dated November 15, 1996, which contains the Fund's financial statements, has been filed with the Securities and Exchange Commission and is available to you, without charge, by writing to the Secretary of the Fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN
    APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION
    OR ANY STATE SECURITIES COMMISSION
    NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      24/25-010-1196

SUMMARY OF EXPENSES
AVERAGE ANNUAL EXPENSES PAID OVER A 10-YEAR PERIOD WOULD BE APPROXIMATELY $14 PER YEAR, ASSUMING A $1,000 INVESTMENT AND A 5% ANNUAL RETURN WITH A MAXIMUM SALES CHARGE.

                 TABLE OF CONTENTS
 Summary of Expenses........ .......              2
 Financial Highlights...............              3
 Investment Objectives and..........
   Policies                                       3
 Certain Securities and.............
   Investment Techniques                          5
 Investment Results.................              7
 Dividends, Distributions...........
   and Taxes                                      7
 Fund Organization and..............
   Management                                     9
 The American Funds.................
   Shareholder Guide                             12
   Purchasing Shares................             12
   Reducing Your Sales..............
     Charge                                      15
   Shareholder Services.............             16
   Redeeming Shares.................             18
   Retirement Plans.................             20

    IMPORTANT PHONE
        NUMBERS
  Shareholder Services:
   800/421-0180 ext. 1
     Dealer Services:
   800/421-9900 ext. 11
         American
 FundsLine-Registered Trademark-:
       800/325-3590
  (24-hour information)
                         This table is designed to help you understand costs of investing in the Fund. These are historical expenses; your actual expenses may vary.

                                                                 THE TAX-EXEMPT FUND OF
                                                                 --------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  MARYLAND        VIRGINIA
                                                                 ----------      ----------
Maximum sales charge on purchases
  (as a percentage of offering price)(1)....................           4.75%           4.75%
The Fund has no sales charge on reinvested dividends, deferred sales charge,(2) redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fees.............................................           0.46%           0.45%
12b-1 expenses(3)...........................................           0.22%           0.21%
Other expenses (such as audit, legal, shareholder services,
  transfer agent and custodian expenses)....................           0.13%           0.13%
Total Fund operating expenses...............................           0.81%           0.79%

EXAMPLE                                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------     ------     -------     -------     --------

                                                                       THE TAX-EXEMPT FUND OF MARYLAND

You would pay the following                                      $  55      $   72      $   90      $   143
cumulative expenses on a                                               THE TAX-EXEMPT FUND OF VIRGINIA
$1,000 investment, assuming
a 5% annual return.(4)                                           $  55      $   72      $   89      $   141

(1) Sales charges are reduced for purchases of $25,000 or more. (See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

(2) Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
(3) These expenses may not exceed 0.25% of the Fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
(4) Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE FISCAL YEAR)
                         The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covering each of the most recent five years is included in the statement of additional information. This information should be read in conjunction with the financial statements and accompanying notes which are also included in the statement of additional information.


                           INCOME FROM INVESTMENT OPERATIONS
                          ------------------------------------            LESS DISTRIBUTIONS
                                      NET REALIZED              ---------------------------------------
     YEAR       NET ASSET             & UNREALIZED    TOTAL     DIVIDENDS   DISTRIBUTIONS                NET ASSET
     ENDED       VALUE,      NET      GAIN (LOSS)      FROM      FROM NET       FROM                       VALUE,
     JULY       BEGINNING INVESTMENT       ON       INVESTMENT  INVESTMENT  NET REALIZED      TOTAL        END OF        TOTAL
      31         OF YEAR    INCOME    INVESTMENTS   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS    YEAR       RETURN(1)
----------------------------------------------------------------------------------------------------------------------------------

                                                 THE TAX-EXEMPT FUND OF MARYLAND
1987            $  14.29    $ .74       $ (.83)      $ (.09)    $    (.74)      --           $ (.7400)   $   13.46         (.84)%
1988               13.46      .85          .07          .92          (.85)    $ (.0015)        (.8515)       13.53         7.18
1989               13.53      .85          .69         1.54          (.85)      --             (.8500)       14.22        11.76
1990               14.22      .83         (.10)         .73          (.83)      --             (.8300)       14.12         5.35
1991               14.12      .85          .17         1.02          (.85)      --             (.8500)       14.29         7.44
1992               14.29      .83          .93         1.76          (.83)      --             (.8300)       15.22        12.72
1993               15.22      .79          .31         1.10          (.79)      --             (.7900)       15.53         7.44
1994               15.53      .76         (.53)         .23          (.76)      --             (.7600)       15.00         1.42
1995               15.00      .80          .29         1.09          (.80)      --             (.8000)       15.29         7.58
1996               15.29      .80          .10          .90          (.80)      --             (.8000)       15.39         5.95

                                                 THE TAX-EXEMPT FUND OF VIRGINIA
1987            $  14.29    $ .82       $ (.38)      $  .44     $    (.82)      --           $ (.8200)   $   13.91         2.87%
1988               13.91      .87         (.05)         .82          (.87)    $ (.0016)        (.8716)       13.86         6.26
1989               13.86      .87          .69         1.56          (.87)      --             (.8700)       14.55        11.60
1990               14.55      .87         (.05)         .82          (.87)      --             (.8700)       14.50         5.87
1991               14.50      .87          .25         1.12          (.87)      --             (.8700)       14.75         8.01
1992               14.75      .85          .97         1.82          (.85)      --             (.8500)       15.72        12.80
1993               15.72      .82          .29         1.11          (.82)      --             (.8200)       16.01         7.29
1994               16.01      .80         (.52)         .28          (.80)      --             (.8000)       15.49         1.74
1995               15.49      .83          .30         1.13          (.83)      --             (.8300)       15.79         7.56
1996               15.79      .81          .03          .84          (.81)      (.05)          (.8600)       15.77         5.46

                                  RATIOS/SUPPLEMENTAL DATA
                -------------------------------------------------------------
                                                     RATIO
     YEAR                        RATIO OF           OF NET
     ENDED       NET ASSETS,     EXPENSES           INCOME         PORTFOLIO
     JULY        END OF YEAR    TO AVERAGE        TO AVERAGE        TURNOVER
      31        (IN MILLIONS)   NET ASSETS        NET ASSETS          RATE
---------------

1987                $  22             .32%(2)          5.42%(2)        13.68%
1988                   26             .61(2)           6.35(2)         22.89
1989                   29             .98(2)           6.12(2)          7.82
1990                   31             .99              5.89            21.75
1991                   35             .94              5.98              .88
1992                   48             .91              5.60             8.11
1993                   64             .83              5.12             9.05
1994                   75             .75              4.90            10.01
1995                   75             .78              5.38            20.91
1996                   80             .81              5.14            16.01

1987                $  21             .31%(2)          5.62%(2)         5.00%
1988                   24             .61(2)           6.38(2)         18.50
1989                   29             .98(2)           6.10(2)          9.90
1990                   34             .99              6.04            35.37
1991                   39             .97              6.00            13.60
1992                   57             .93              5.61             6.84
1993                   80             .84              5.18             4.96
1994                   93             .78              5.04             2.36
1995                   92             .79              5.37            32.18
1996                   90             .79              5.11            27.34

------------
 (1)This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the Fund's offering price.
 (2)Net of fees waived where expenses were borne by the Business Manager and the Investment Adviser.

INVESTMENT OBJECTIVES AND POLICIES
THE FUND'S GOAL IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND MARYLAND OR VIRGINIA INCOME TAXES WHILE PRESERVING CAPITAL.
                         The Fund's investment objective is a high level of current income exempt from federal and the respective state's (Maryland or Virginia) income taxes. Consistent with this primary objective is the additional objective of preserving capital. Treating high current income as the primary investment objective means that the Fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. For example, the Fund may purchase, at prices above their principal amounts, bonds that provide a higher yield and interest income than current market rates.

                         As a matter of fundamental policy, the Fund will, under normal market conditions, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt both from federal and the respective state's (Maryland or Virginia) income taxes. The assets of the Fund will be invested primarily in securities rated at the time of purchase within the four highest categories for bonds and the two highest categories for notes and commercial paper by either Moody's Investors Service, Inc. (Aaa, Aa, A, Baa for bonds; MIG 1 and MIG 2 for notes; and Prime-1 and Prime-2 for commercial paper) or Standard & Poor's Corporation (AAA, AA, A, BBB for bonds; SP-1 and SP-2 for notes; and A-1 and A-2 for commercial paper) or in securities that are not rated but are determined to be comparable. Bonds rated Baa or BBB are considered "investment grade" but also have certain speculative characteristics. Up to 20% of the Fund's assets may be invested in tax-exempt bonds rated Ba and BB or below (or in comparable nonrated tax-exempt securities). These bonds (which are commonly known as "junk bonds") carry a higher degree of investment risk and are considered speculative. For a description of the ratings, see the statement of additional information.


                         The average monthly composition of the Funds' portfolios based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1996 was as follows for the Maryland Fund and Virginia Fund, respectively: bonds--Aaa/AAA--43.62% and 45.41%; Aa/AA--20.18% and 36.70%; A/A--14.40% and 9.29%;
                         Baa/BBB--6.41% and 6.14%; Ba/BB--0.00% and 0.09%; and
                         non-rated--11.90% and 0.00%; some or all of these non-rated securities in the Maryland Fund were determined to be equivalent to securities rated by Moody's or S&P as follows: Baa/BBB--1.99%; Ba/BB--7.12%; and B/B--2.79%. Cash made up 3.49% and
                         2.37% of the Funds' portfolios.

                         The Fund may invest up to 20% of its assets in certain tax-exempt securities, the interest of which would constitute an item of tax preference subject to federal alternative minimum tax on corporations and individuals. See "Certain Securities and Investment Techniques" below. When in the opinion of Capital Research and Management Company, the Fund's investment adviser, abnormal market conditions require a temporary defensive position, the Fund may invest in taxable short-term fixed income securities.

                         The Fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the Board of Trustees.

                         ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
INVESTING IN BONDS
INVOLVES CERTAIN RISKS.
                         RISKS The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its net asset value per share.
                             High-yield, high-risk bonds (bonds rated Ba or BB
                         or below or comparable unrated bonds) typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic
                         , and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher-rated bonds. In addition,it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ba or BB or below are considered speculative. [Bonds rated Ca or CC are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."]

                         Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

                         WHEN-ISSUED SECURITIES AND FIRM COMMITMENT
                         AGREEMENTS The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The Fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

                         VARIABLE AND FLOATING RATE OBLIGATIONS The Fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

                         MATURITY There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the Fund normally will be invested in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                         SPECIAL CONSIDERATIONS Because the Fund will invest primarily in securities issued by one state, its political subdivisions, municipalities and public authorities, the Fund is more susceptible to factors adversely affecting issuers of Maryland or Virginia securities than would be a comparable municipal bond mutual fund which has not concentrated in these issuers to this degree.

                         In addition, the interest on "private activity" bonds, as defined under the Internal Revenue Code, is an item of tax preference subject to an alternative minimum tax on corporations and individuals. The Fund may invest up to 20% of its total assets in "private activity" bonds which pay interest constituting an item of tax preference. Accordingly, a portion of the Fund's dividends may be an item of tax preference in computing a shareholder's alternative minimum tax for federal income tax purposes. In addition, with respect to corporate shareholders of the Fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the Fund, is included in adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

                         MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the Fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the Fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the Fund's portfolio. The primary individual portfolio counselors for the Fund are listed below.

                                                                                          YEARS OF EXPERIENCE
                                                                                             AS INVESTMENT
                                                                                             PROFESSIONAL
                                                                 YEARS OF EXPERIENCE         (APPROXIMATE)
                                                                         AS            WITH CAPITAL
                                                                 PORTFOLIO COUNSELOR   RESEARCH AND
                                                                         FOR            MANAGEMENT
     PORTFOLIO COUNSELORS                                        THE AMERICAN FUNDS     COMPANY OR
    FOR THE AMERICAN FUNDS                                       TAX-EXEMPT SERIES I        ITS         TOTAL
     TAX-EXEMPT SERIES I               PRIMARY TITLE(S)             (APPROXIMATE)       AFFILIATES      YEARS
 Mark R. Macdonald              Vice President, Investment             2 years            3 years      11 years
                                Management Group, Capital
                                Research and Management
                                Company
 David A. Hoag                  Vice President, Capital                3 years            5 years      9 years
  (Maryland only)               Research Company*
 Brenda S. Ellerin              Vice President, Capital                3 years            5 years      7 years
  (Virginia only)               Research Company*
 * A wholly owned subsidiary of Capital Research and Management Company.

INVESTMENT
RESULTS
THE MARYLAND AND VIRGINIA FUNDS HAVE AVERAGED A TOTAL RETURN OF 6.06% AND 6.40% A YEAR, RESPECTIVELY (ASSUMING THE MAXIMUM SALES CHARGE WAS PAID) OVER THEIR LIFETIME (AUGUST 14, 1986 THROUGH SEPTEMBER 30, 1996).
                         The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature and advertisements. The results may be calculated on a total return, yield and/or distribution rate basis for various periods, with or without sales charges. Results calculated without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions.

                         The Fund's yields and the average total returns are calculated in accordance with Securities and Exchange Commission requirements which provide that the maximum sales charge be reflected. The Fund's distribution rates are calculated by annualizing the current month's dividend and dividing by the average price for the month. The SEC yield reflects income the Fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the Fund's past dividends. Accordingly, the Fund's SEC yields and distribution rates may differ. The Maryland and Virginia Funds' yields for the 30-day period ended September 30, 1996 were 4.50% and 4.33%, respectively and the distribution rates were 4.89% and 4.84%, respectively, at maximum offering price. The Maryland Fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of September 30, 1996, were 0.55%, 5.68% and 6.11%, respectively. The Virginia Fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of September 30, 1996, were 0.16%, 5.59% and 6.35%, respectively. Of course, past results are not an indication of future results. Further information regarding the Fund's investment results is contained in the Fund's annual report which may be obtained without charge by writing to the Secretary of the Fund at the address indicated on the cover of this prospectus.
DIVIDENDS, DISTRIBUTIONS AND TAXES
INCOME DISTRIBUTIONS ARE MADE EACH MONTH.
                         DIVIDENDS AND DISTRIBUTIONS The Fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the Fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in November. When a capital gain is declared, the net asset value per share is reduced by the amount of the payment.

                         TAXES The Fund intends to operate as a "regulated investment company" under the Internal Revenue Code. As a regulated investment company, the Fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements which the Fund intends to satisfy. In any fiscal year in which the Fund so qualifies and distributes to shareholders substantially all of its net investment income and capital gain net income, the Fund itself is relieved of federal income tax. This favorable tax treatment may not apply to shareholders who are "substantial users" (or "related persons") of facilities financed by securities held by the Fund. See the statement of additional information.

                         The Fund may invest in certain obligations which pay interest that is subject to state and local taxes when distributed by the Fund even though the interest, if realized directly, would be exempt from these income taxes. In addition, to the extent shareholders receive dividends derived from taxable interest income or distributions of capital gains, these dividends or distributions will not be exempt from federal (or state and local) income tax.

                         In the opinion of legal counsel to the Trust, shareholders in the Maryland Fund or the Virginia Fund who are otherwise subject to Maryland or Virginia individual or corporate income taxes, respectively, will not be subject to such taxes on distributions with respect to their shares to the extent that such distributions are attributable to interest on obligations of that state or on other obligations paying interest exempt from that state's taxes, such as those issued by the Commonwealth of Puerto Rico, the Virgin Islands or Guam.

                         You will by advised as to the federal and the Maryland or Virginia personal income tax consequences of dividends and capital gain distributions. You are required by the Internal Revenue Code to report to the federal government all Fund exempt-interest dividends (and all other tax-exempt interest).

                         IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM DIVIDENDS (OTHER THAN TAX-EXEMPT DIVIDENDS) AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                         This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the statement of additional information and your tax adviser for further information.

FUND ORGANIZATION AND MANAGEMENT
THE FUND IS A MEMBER OF THE AMERICAN FUNDS GROUP, WHICH IS MANAGED BY ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT ADVISERS.
                         FUND ORGANIZATION AND VOTING RIGHTS The Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1986. The Trust's board supervises Fund operations and performs duties required by applicable state and federal law. Members of the board who are not affiliated with the business manager or investment adviser or their affiliates are paid certain fees for services rendered to the Funds as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Funds. Shareholders have one vote per share owned and, at the request of the holders of at least 10% of the shares, the Trust will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of trustees is required to be acted upon by shareholders under the Investment Company Act of 1940. Since the Funds use a combined prospectus, each Fund may be liable for misstatements, inaccuracies, or incomplete disclosure concerning any other Fund contained in this prospectus.

                         THE BUSINESS MANAGER  Washington Management
                         Corporation, 1101 Vermont Avenue N.W., Washington, D.C. 20005, is the business manager and provides all services required to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance and responsibility for accounting and recordkeeping facilities. Washington Management Corporation provides similar services to other mutual funds. The Business Manager receives a fee at the annual rate of 0.135% of the first $60 million of the Fund's net assets plus 0.09% of the Fund's net assets in excess of $60 million plus 1.35% of gross investment income.

                         THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Fund and the other funds in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. (See "The American Funds Shareholder Guide--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio of the Fund and receives a fee at the annual rate of 0.165% of the first $60 million of the Fund's net assets plus 0.12% of the Fund's net assets in excess of $60 million plus 1.65% of gross investment income. Assuming net assets of $100 million and gross income levels of 4%, 5%, 6%, 7%, 8% and 9%, the combined management fees would total .38%, .41%, .44%, .47%, .50% and .53% of average net assets, respectively.

                         Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                         Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                         PORTFOLIO TRANSACTIONS Orders for the Fund's portfolio securities transactions are placed by Capital Research and Management Company which strives to obtain the best available prices taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. On occasion, securites may be purchased directly from an issuer in which case no commissions or discounts are paid.

                         Subject to the above policy, in circumstances in which two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the Fund or have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds served by Capital Research and Management Company.

                         PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the Fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332
                         Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                         PLAN OF DISTRIBUTION The Fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

                         TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $34,000 and $40,000, respectively, by the Maryland Fund and the Virginia Fund for the fiscal year ended July 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                              AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

SERVICE AREA                ADDRESS                      STATES SERVED
WEST              P.O. Box 2205                  AK, AZ, CA, HI, ID, MT, NV,
                  Brea, CA 92822-2205            OR, UT, WA and outside the
                  Fax: 714/671-7080              U.S.
CENTRAL-          P.O. Box 659522                AR, CO, IA, KS, LA, MN, MO,
WEST              San Antonio, TX 78265-9522     ND, NE, NM, OK, SD, TX and WY
                  Fax: 210/530-4050
CENTRAL-          P.O. Box 6007                  AL, IL, IN, KY, MI, MS, OH, TN
EAST              Indianapolis, IN 46206-6007    and WI
                  Fax: 317/735-6620
EAST              P.O. Box 2280                  CT, DE, FL, GA, MA, MD, ME,
                  Norfolk, VA 23501-2280         NC, NH, NJ, NY, PA, RI, SC,
                  Fax: 804/670-4773              VA, VT, WV and Washington,
                                                 D.C.
ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT
800/421-0180 FOR SERVICE.

                                     [Map]

                         WEST (LIGHT GREY); CENTRAL-WEST (WHITE); CENTRAL-EAST (DARK GREY); EAST (BLUE)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE


  PURCHASING           METHOD       INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
      SHARES          ---------------------------------------------------------
                                    See "Investment      $50 minimum (except
                                    Minimums and Fund    where a lower
                                    Numbers" for         minimum is noted
                                    initial              under "Investment
                                    investment           Minimums and Fund
                                    minimums.            Numbers").
                      ---------------------------------------------------------
    Your investment    By           Visit any            Mail directly to
    dealer can help    contacting   investment dealer    your investment
 you establish your    your         who is registered    dealer's address
  account--and help    investment   in the state         printed on your
      you add to it    dealer       where the            account statement.
 whenever you like.                 purchase is made
                                    and who has a
                                    sales agreement
                                    with American
                                    Funds
                                    Distributors.
                      ---------------------------------------------------------
                       By mail      Make your check      Fill out the account
                                    payable to the       additions form at the
                                    fund and mail to     bottom of a recent
                                    the address          account statement,
                                    indicated on the     make your check pay-
                                    account              able to the fund,
                                    application.         write your account
                                    Please indicate      number on your check,
                                    an investment        and mail the check
                                    dealer on the        and form in the enve-
                                    account              lope provided with
                                    application.         your account state-
                                                         ment.
                      ---------------------------------------------------------
                       By           Please contact       Complete the "Invest-
                       telephone    your investment      ments by Phone"
                                    dealer to open       section on the ac-
                                    account, then        count application or
                                    follow the           American FundsLink
                                    procedures for       Authorization Form.
                                    additional           Once you establish
                                    investments.         the privilege, you,
                                                         your financial advi-
                                                         sor or any person
                                                         with your account in-
                                                         formation can call
                                                         American FundsLine(R)
                                                         and make investments
                                                         by telephone (subject
                                                         to conditions noted
                                                         in "Telephone Pur-
                                                         chases, Redemptions
                                                         and Exchanges" below)
                      ---------------------------------------------------------
                       By wire      Call 800/421-0180    Your bank should wire
                                    to obtain your       your additional
                                    account              investments in the
                                    number(s), if        same manner as
                                    necessary. Please    described under
                                    indicate an          "Initial Investment."
                                    investment dealer
                                    on the account.
                                    Instruct your
                                    bank to wire
                                    funds to:
                                    Wells Fargo Bank
                                    155 Fifth Street,
                                    Sixth Floor
                                    San Francisco,
                                    CA 94106
                                    (ABA #121000248)
                                    For credit to the
                                    account of:
                                    American Funds
                                    Service Company
                                    a/c #4600-076178
                                    (fund name)
                                    (your fund acct.
                                    no.)
                      ---------------------------------------------------------

                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.
                      ---------------------------------------------------------
                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. This price is the net asset value plus a sales charge, if applicable. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.") The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

-------------------------------------------------------------------------------

                       SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                             MINIMUM                                         MINIMUM
                             INITIAL    FUND                                 INITIAL    FUND
FUND                        INVESTMENT NUMBER    FUND                       INVESTMENT NUMBER
----                        ---------- ------    ----                       ---------- ------
STOCK AND STOCK/BOND FUNDS                       BOND FUNDS
AMCAP Fund(R).........        $1,000     02      American High-Income Mu-
American Balanced                                 nicipal Bond Fund(SM)....   $1,000     40
 Fund(R)..............           500     11      American High-Income
American Mutual                                   Trust(R)...............      1,000     21
 Fund(R)..............           250     03      The Bond Fund of
Capital Income                                    America(SM)..............    1,000     08
 Builder(R)...........         1,000     12      Capital World Bond
Capital World Growth and                          Fund(R)................      1,000     31
Income Fund(SM)......          1,000     33       Intermediate Bond Fund
EuroPacific Growth                                of America(R)..........      1,000     23
 Fund(R)..............           250     16      Limited Term Tax-Exempt
Fundamental                                       Bond Fund of America(SM).    1,000     43
 Investors(SM)........           250     10      The Tax-Exempt Bond Fund
The Growth Fund of                                of America(SM)...........    1,000     19
 America(R)...........         1,000     05      The Tax-Exempt Fund of
The Income Fund of                                California(R)*.........      1,000     20
 America(R)...........         1,000     06      The Tax-Exempt Fund of
The Investment Company                            Maryland(R)*...........      1,000     24
 of America(R)........           250     04      The Tax-Exempt Fund of
The New Economy                                   Virginia(R)*...........      1,000     25
 Fund(R)..............         1,000     14      U.S. Government Securi-
New Perspective                                   ties Fund(SM)............    1,000     22
 Fund(R)..............           250     07      MONEY MARKET FUNDS
SMALLCAP World Fund(SM).       1,000     35      The Cash Management
Washington Mutual In-                             Trust of America(R)....      2,500     09
 vestors Fund(SM).......         250     01      The Tax-Exempt Money
                                                  Fund of America(SM)......    2,500     39
                                                 The U.S. Treasury Money
                                                  Fund of America(SM)......    2,500     49

--------------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------


                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


               Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

               American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

               Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within 12 months of the purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.")

               Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
                       shares for their own account(s), which may include
                       purchases through employee benefit plan(s) such as an
       You and your    IRA, individual-type 403(b) plan or single-participant
   immediate family    Keogh-type plan or by a business solely controlled by
        may combine    these individuals (for example, the individuals own the
     investments to    entire business) or by a trust (or other fiduciary
 reduce your costs.    arrangement) solely for the benefit of these
                       individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular invest-
           SERVICES    ments through automatic charges to your bank account.
                       Once a plan is established, your account will be charged on or about the dates you select.

    The fund offers    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
     you a valuable    tributions are reinvested in additional shares at no
  array of services    sales charge unless you indicate otherwise on the
        designed to    account application. You also may elect to have divi-
       increase the    dends and/or capital gain distributions paid in cash by
    convenience and    informing the fund, American Funds Service Company or
     flexibility of    your investment dealer.
  your investment--
   services you can    CROSS-REINVESTMENT You may cross-reinvest dividends or
  use to alter your    dividends and capital gain distributions paid by one
 investment program    fund into another fund in The American Funds Group,
  as your needs and    subject to conditions outlined in the statement of
      circumstances    additional information. Generally, to use this service
            change.    the value of your account in the paying fund must equal
                       at least $5,000.

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales

-------------------------------------------------------------------------------

                       charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Purchases, Redemptions and Ex-changes" below.) Shares held in corporate-type retire-ment plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares--Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals (through electronic credits to your bank account or by check) of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the dates you select. Electronic credits will generally be deposited to your bank account within three business days, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, purchase

-------------------------------------------------------------------------------

                       shares (up to $50,000 per transaction, additional documentation required) redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                        By writing to  Send a letter of instruction
          REDEEMING     American       specifying the name of the fund, the
             SHARES     Funds Service  number of shares or dollar amount to
                        Company (at    be sold, your name and account
                        the            number. You should also enclose any
 You may take money     appropriate    share certificates you wish to
        out of your     address        redeem. For redemptions over $50,000
   account whenever     indicated      and for certain redemptions of
        you please.     under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Purchases,
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, AND PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE PURCHASES, REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph, purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

                       You may invest in the funds through various retirement
         RETIREMENT    plans including the following plans for which Capital
              PLANS    Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact your investment dealer or American Funds Distributors. To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                        THE TAX-EXEMPT FUND OF MARYLAND
                        THE TAX-EXEMPT FUND OF VIRGINIA
                                   PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                              NOVEMBER 15, 1996

 This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 15, 1996 of The American Funds Tax-Exempt Series I (the "Trust"). The Trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund" or "Fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund" or "Fund"). Except where the context indicates otherwise, all references herein to the "Fund" apply to each of the two funds. The Prospectus may be obtained from your securities dealer or financial planner or by writing to the Trust at the following address:

                   THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                           Attention:  Secretary
                        1101 Vermont Avenue, N.W.
                         Washington, D.C. 20005
                             (202) 842-5665

                               TABLE OF CONTENTS

ITEM                                                               PAGE NO.

Description of Certain Securities and Investment Techniques      B-1

Investment Restrictions                                         B-5

Trust Officers and Trustees, including Trustee Compensation     B-7

Management                                                      B-10

Dividends and Distributions                                     B-12

Additional Information Concerning Taxes                         B-12

Purchase of Shares                                              B-14

Shareholder Account Services and Privileges                     B-16

Execution of Portfolio Transactions                             B-16

General Information                                             B-17

Investment Results                                              B-19

Description of Ratings for Debt Securities                      B-22

Financial Statements                                            B-25



          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT POLICIES - The Maryland Fund and the Virginia Fund invest principally in tax-exempt securities the interest on which is not included in gross income for federal income tax purposes (herein referred to from time to time generally as "municipal bonds") primarily consisting of bonds and notes issued by its respective state (Maryland or Virginia as the case may be), and its political subdivisions, municipalities and public authorities. Investments may be made in short-term taxable obligations only when such investments are considered advisable for liquidity or for temporary defensive purposes. Up to 20% of the Fund's total assets may be invested in tax-exempt securities that are rated below the four highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") (or equivalent securities that are not rated). These bonds are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest market, as will the value of the Fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.
 Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from a Fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether a Fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the Fund holds more than 20% of its net assets in high-yield, high-risk bonds, the Fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS - Municipal bonds are generally debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be issued to refund outstanding obligations, to obtain funds for general operating expenses or for public improvements or for lending to private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. See "Additional Information Concerning Taxes" below. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.
 The two principal classifications of municipal bonds are general obligation and limited obligation (revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality and may be considered a general obligation of the entity making annual rental payments to the extent such rental payments are appropriated annually.
 The principal security for a limited obligation or revenue bond is generally the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations.
 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.
 There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.
 The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

TEMPORARY INVESTMENTS - The Fund may invest in short-term municipal obligations with a maturity of one year or less during periods of temporary defensive strategy or when such investments are considered advisable for liquidity.
These include public housing notes that are fully secured by a pledge of the full faith and credit of the United States, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the Fund's assets, which normally will be less than 20%, may be held in cash or invested in high quality taxable short-term securities with a maturity of one year or less.
Such temporary investments may include: (1) obligations of the U.S. Treasury;
(2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL LEASE OBLIGATIONS- The Fund may invest in municipal lease revenue obligations. The Fund currently intends to purchase only municipal lease obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuer and lessee, the terms of the lease, frequency and volume of trading and number of dealers

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The Fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis and enter into firm commitment agreements. These are trading practices in which payment and delivery for the securities take place at a future date. The Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

REPURCHASE AGREEMENTS - Although the Fund currently does not anticipate doing so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Fund's custodian bank collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Fund may be delayed or limited.

PORTFOLIO MANAGEMENT - In seeking to achieve the Fund's objectives, the Investment Adviser purchases securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation.
Keeping in mind the Fund's objective of producing a high level of current income, the Investment Adviser will increase the Fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY - Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.
 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited or non-existent.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. See "Financial Highlights" in the Prospectus for the Fund's portfolio turnover.

SPECIAL CONSIDERATIONS - The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

                            INVESTMENT RESTRICTIONS
 The Fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940, (the "1940 Act"), as the vote of the lesser of (I) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the Fund may not:
 1. Invest more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class), provided that this limitation shall apply only to 75% of the value of the Fund's total assets and, provided further, that the limitation shall not apply to obligations of the U.S. Government or its agencies or instrumentalities;
 2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its total assets;
 3. Buy or sell real estate in the ordinary course of its business; however, the Fund may invest in securities secured by real estate or interests therein;
 4. Acquire securities subject to legal or contractual restrictions on disposition;
 5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;
 6. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;
 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;
 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the Fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;
 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;
 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the Fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;
 11. Invest in companies for the purpose of exercising control or management;
 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;
 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;
 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;
   15. Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than $ of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;
 16. Invest more than 5% of the value of the Fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or
 17. Invest more than 25% of its assets in securities of any industry although, for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.
 Notwithstanding Investment Restriction #12, the Fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.
 For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.
 For purposes of investment restriction number 13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.
 Another policy of the Fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the Fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The Fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.
TRUST OFFICERS AND TRUSTEES
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
TRUSTEE COMPENSATION

NAME, ADDRESS AND AGE       POSITION WITH       PRINCIPAL OCCUPATION(S)   AGGREGATE COMPENSATION     TOTAL COMPENSATION   TOTAL
NUMBER
                            REGISTRANT          DURING PAST 5 YEARS#   (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS       OF
AFFILIATED FUND BOARDS ON WHICH
                                                                      COMPENSATION/1/) FROM FUNDS   AFFILIATED WITH THE   TRUSTEE

                                                                      DURING FISCAL YEAR ENDED   AMERICAN FUNDS       SERVES

                                                                      7/31/96                    GROUP FOR THE YEAR

                                                                                                  ENDED 7/31/96



Cyrus A. Ansary             Trustee             Investment Services   $3,700                     $42,850              3

1725 K Street, N.W., Suite 410                            International Co.,

Washington, D.C. 20006                             President

    Age: 62


Frank M. Ewing              Trustee             Frank M. Ewing Co., Inc.   $2,100                     $15,075              3

P. O. Box 2248                                  President and Chairman of

Gaithersburg, MD  20886                         the Board

    Age: 81


Stephen Hartwell*{          Chairman Emeritus   Washington Management   none/3/                    none/3/              3

    Age: 81                  and Trustee        Corporation, Chairman of

                                                the Board


James H. Lemon, Jr.*{       Chairman of the     The Johnston-Lemon    none/3/                    none/3/              3

    Age: 60                 Trust               Group, Incorporated,

                                                Chairman of the Board

                                                and

                                                Chief Executive Officer


Harry J. Lister*{           President and Trustee   Washington Management   none/3/                    none/3/              3

    Age: 60                                     Corporation, President

                                                and

                                                Director


Jean Head Sisco             Trustee             Sisco Associates,     $3,700                     $42,550              3

2517 Massachusetts Avenue, N.W.                       Partner

Washington, D.C. 20008

    Age: 71


T. Eugene Smith             Trustee             T. Eugene Smith, Inc.,   $3,700                     $44,350              3

2830 Graham Road, Suite 200                       President

Falls Church, VA 22042

    Age: 66


Stephen G. Yeonas           Trustee             Stephen G. Yeonas     $3,700/2/                  $46,050              3

1611 North Kent Street, Suite 802                       Company,

Arlington, VA 22209                             Chief Executive Officer

    Age: 71



                                 OTHER OFFICERS

LOIS A. ERHARD{                 HOWARD L. KITZMILLER{      MICHAEL W. STOCKTON{
Vice President                  Senior Vice President, Secretary    Assistant Treasurer
Washington Management Corporation,   and Treasurer              Washington Management
Vice President (Age: 44)        Washington Management Corporation,   Corporation, Assistant
                                Director, Senior Vice President, Secretary and   Vice President and Assistant
                                Assistant Treasurer (Age: 66)   Treasurer (Age: 29)




# Positions within the organizations listed may have changed during this period.

* Trustees who are considered "interested persons" as defined in the 1940 Act, on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.

{ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

/1/Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/Since the plan's adoption, the total amount of deferred compensation accrued by the Funds (plus earnings thereon) through 9/30/96, the latest calendar quarter, for participants is as follows: Trustee Stephen G. Yeonas ($11,800). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the Trustee.

/3/Stephen Hartwell, James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no compensation from the Funds.

 All of the officers listed are officers of the Business Manager.   Most of the
Trustees and officers are also officers and/or directors of one or more of the other funds for which Washington Management Corporation serves as Business Manager. No Trustee compensation is paid by the Funds to any officer or Trustee who is a director, officer or employee of the Business Manager, the Investment Adviser or affiliated companies. Each Fund pays an annual retainer fee of $750, an attendance fee of $200 per meeting and $100 per Committee meeting to unaffiliated Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of those fees through a deferred compensation plan in effect for the Funds. Each Fund also reimburses certain meeting-related expenses of the Trustees.

 As of November 1, 1996, the officers and Trustees and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the Trust has operated under a Business Management Agreement with Washington Management Corporation (the "Business Manager"), 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
 The Business Manager provides all services required to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, Federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.
    For the fiscal years ended July 31, 1996, 1995, and 1994 the Business Manager's fees were $160,000, $153,000, and $147,000 for the Maryland Fund and $183,000, $183,000, and $179,000 for the Virginia Fund, respectively. For the fiscal year ended July 31, 1996, the Business Manager's fees for the Maryland Fund amounted to 0.205% of average net assets and for the Virginia Fund amounted to 0.199% of average net assets.

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.
 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

BUSINESS MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT - The Business Management Agreement and Investment Advisory Agreement, unless sooner terminated, will continue in effect until July 31, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually as to the Fund by (I) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements also provide that either party has the right to terminate them, without penalty, upon sixty (60) days' written notice to the other party and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).
 The Fund pays all expenses not specifically assumed by the Business Manager or the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; the Fund's distribution expenses pursuant to the Plan of Distribution; compensation, fees and expenses paid to Trustees who are not "interested persons" of the Trust; association dues; and costs of stationery, forms and certificates prepared exclusively for the Fund.
    For the fiscal years ended July 31, 1996, 1995, and 1994 the Investment Adviser's fees were $197,000, $188,000, and $181,000, for the Maryland Fund and $227,000, $227,000 and $221,000 for the Virginia Fund, respectively. For the fiscal year ended July 31, 1996, the Investment Adviser's fees for the Maryland Fund amounted to 0.253% of average net assets and for the Virginia Fund amounted to 0.247% of average net assets.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. is the Trust's principal underwriter of the Fund's shares. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. For the fiscal years ended July 31, 1996, 1995, and 1994 the commissions on Maryland Fund shares totaled $246,000, $222,000, and $484,000 of which the Principal Underwriter retained $47,000, $42,000, and $92,000, respectively, while the commissions on the Virginia Fund shares totaled $300,000, $236,000 and $574,000 of which the Principal Underwriter retained $58,000, $46,000 and $112,000, respectively.
  Johnston, Lemon & Co. Incorporated ("Johnston, Lemon"), a wholly-owned subsidiary of the business manager's parent company, The Johnston Lemon Group, Inc. ("JLG"), received commission amounts of $43,000, $50,000 and $116,000, and $31,000, $27,000 and $57,000, respectively, for the fiscal years ended July 31, 1996, 1995 and 1994, on its retail sales of the Maryland and Virginia Funds and the Distribution Plan of the Funds, but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Funds.
 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the Trust. The officers and Trustees who are "interested persons" of the Trust may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Business Manager. Potential benefits of the Plan to the Fund are improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not interested persons during the existence of the Plan. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Board of Trustees reviews quarterly a written report of amounts expended under the Plan or any related agreement and the purposes for which such expenditures were made and approves annually any continuance of the Plan.
    Under the Plan the Fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of Fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These primarily include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the Fund. During the Trust's fiscal year ended July 31, 1996, distribution expenses under the Plan paid or payable to the Principal Underwriter were $171,000 for the Maryland Fund and $197,000 for the Virginia Fund, all of which was used as compensation to dealers and wholesalers. As of July 31, 1996 accrued and unpaid distribution expenses were $26,000 and $32,000, respectively.
 All officers of the Fund and three of its Directors, who are "interested persons" of the Fund, are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plan. Some of the Fund's officers and three Directors who are "interested persons" of the Fund are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the Fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.
                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS - For the purpose of calculating dividends, daily net investment income of the Fund consists of: (a) all interest income accrued on the Fund's investments including any discount or premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.
                     ADDITIONAL INFORMATION CONCERNING TAXES
  The following is only a summary of certain additional federal, state and local tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in such Fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.
GENERAL - The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any additional benefit from the tax-exempt nature of the Fund's dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in their trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.
 The Fund intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains, if any, to shareholders. The Fund must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by it during the taxable year. There are additional requirements including one that less than 30% of the Fund's gross income must be derived from the sale or disposition of securities held for less than three months.
 The percentage of total dividends paid by the Fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") for Federal tax purposes will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and Fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.
 Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.
 While the Fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year. The Fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than the principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. Similarly, while the Fund does not expect to earn any taxable income, any taxable income earned by the Fund will be distributed and will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).
 If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends received deduction for corporations.
 Under the Code, if, within 90 days after Fund shares are purchased, such shares are redeemed and either reinstated in the same fund or exchanged for shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing Fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the redemption, but will be treated as having been incurred in the purchase of the fund shares acquired in the reinstatement or exchange.
 The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days.
 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the Fund or disposition of Fund shares will be affected by a combination of tax rules covering E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.
FEDERAL TAXES - Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (I) 98 percent of ordinary income (generally net investment income) for the calendar year, (ii) 98 percent of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (I) amounts actually distributed by each Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which such Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.
 Individuals and corporations may be subject to alternative minimum tax. The Code treats interest on private activity bonds, as defined therein, as an item of tax preference for alternative minimum tax purposes. Also, shareholders will not be permitted to deduct any of their share of Fund expenses in computing alternative minimum taxable income. Further, under the Code federal exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income.
 Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

                           PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the Fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the Fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the Fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.
 The price you pay for shares, the public offering price (net asset value plus a sales charge, if applicable), is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Municipal bonds and notes with more than 60 days remaining to maturity normally are valued at prices which are obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of municipal bonds comparable to those held by each Fund, as well as actual bid and asked prices on a particular day. Other securities with remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are normally valued at the mean of their quoted bid and asked prices.
 All securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.
 When market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the total assets;
 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and
 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.
 Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell Fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the Fund without the consent of a majority of the Board of Trustees.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to up to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gains distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.
 In the case of purchase orders by the trustees of certain retirement plans by payroll deductions, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges previously made during the 13-month period.
 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.
DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on sales to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the Fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the day of the month the shareholder selects. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are systematic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value could reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.
CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).
                      EXECUTION OF PORTFOLIO TRANSACTIONS
 Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. There are occasions on which portfolio transactions for the Trust may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when the Investment Adviser believes that to do so is in the interest of the Trust.
When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.
    Substantially all portfolio transactions are effected on a principal basis and ordinarily include a mark-up or mark-down , but no stated commission. Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended July 31, 1996 equaled $38,000 for the Maryland Fund and $56,000 for the Virginia Fund, respectively.

 Johnston, Lemon & Co. Incorporated, which together with the Business Manager is wholly owned by The Johnston-Lemon Group, Incorporated, may serve as broker for the Fund in effecting certain portfolio transactions, and may retain commissions, in accordance with certain regulations of the Securities and Exchange Commission.
                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the Trust, including proceeds from the sale of shares of the Trust and of securities in the Trust's portfolio, are held by The Chase Manhattan Bank, N.A., Three Metrotech Center, Brooklyn, NY 11245, as Custodian.
INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the Trust's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The Financial Statements included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP given on the authority of that firm as experts in accounting and auditing.
REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on July 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio and financial statements audited annually by the Trust's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Trustees.
PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods for personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
 The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:
DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1996

                                               THE TAX-EXEMPT FUND OF Maryland   THE TAX-EXEMPT FUND OF VIRGINIA

Net asset value and redemption price per share   $15.39           $15.77
(Net assets divided by shares outstanding)

Maximum Offering price per share (100/95.25 of   $16.16           $16.56
net asset value per share, which takes into
account the Fund's current maximum sales charge)


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder. SHAREHOLDER VOTING RIGHTS - As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. At such a meeting, a Trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the Trust have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except that amendments to change the name of the Trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new Funds, or to reduce or eliminate the payment of taxes by the Trust may be made by the Trustees without the vote or consent of Shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.
 The Fund currently issues shares in two series and the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

                           INVESTMENT RESULTS

    The Maryland Fund yield is 4.60% and the Virginia Fund yield is 4.43% based on a 30-day (or one month) period ended July 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
 YIELD = 2[((a-b/cd) + 1)/6/ -1]
Where: a = dividends and interest earned during the period.
  b = expenses accrued for the period (net of reimbursements).
  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d = the maximum offering price per share on the last day of the period.
    The Fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The Maryland Fund's tax-equivalent yield based on the maximum combined effective federal/state/county tax rate of 44.1% for the 30-day (or one month) period ended July 31, 1996 was 8.23%. For the Virginia Fund investors with the maximum combined effective federal/state tax rate of 43.1%, the tax-equivalent yield was 7.79% for the period ended July 31, 1996.

 The Maryland Fund average annual total return for the one-year, five-year and lifetime periods ending on July 31, 1996 was +0.93%, +5.93% and +6.03%, respectively. The Virginia Fund average annual total return for the same time periods was +0.44%, +5.87% and +6.40%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
                                                         P(1+T)/n/ = ERV.
 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for ten-year periods after such a period has elapsed. In addition, the Fund will provide lifetime average total return figures.
 The Funds may also calculate distribution rates on a taxable and tax equivalent basis. The distribution rates are computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rates may differ from the yields.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM ... and taken all distributions in shares,
If you had invested              your investment would
$10,000 in the Fund       have been worth this
this many years ago...       much at July 31, 1996

Number of Years   Periods                  Maryland Value**     Virginia Value**
                 8/1-7/31

1                1995-1996                $10,094              $10,044

2                  1994-1996              10,856               10,806

3                1993-1996                11,014               10,991

4                1992-1996                11,830               11,796

5                1991-1996                13,338               13,299

6                1990-1996                14,332               14,372

7                1989-1996                15,093               15,208

8                1988-1996                16,875               16,979

9                1987-1996                18,083               18,046

10               1986-1996                17,927               18,558



    ILLUSTRATION OF A $10,000 INVESTMENT IN THE TAX-EXEMPT FUND OF MARYLAND WITH DIVIDENDS REINVESTED
(For the lifetime of the Fund August 14, 1986 - July 31, 1996)

                                 COST OF SHARES
              VALUE OF SHARES**

Fiscal     Annual     Dividends    Total       From        From        From        Total
Year End   Dividends   (cumulative)   Investment    Initial     Capital     Dividends   Value
July 31                            Cost        Investment   Gains       Reinvested
                                                           Reinvested

1987*      $ 493      $  493       $ 10,493    $  8,973    $0          $  471      $ 9,444

1988       617        1,110        11,110      9,020       1           1,101       10,122

1989       653        1,763        11,763      9,480       1           1,832       11,313

1990       681        2,444        12,444      9,413       1           2,504       11,918

1991       736        3,180        13,180      9,527       1           3,276       12,804

1992       764        3,944        13,944      10,147      1           4,285       14,433

1993       765        4,709        14,709      10,353      1           5,154       15,508

1994       773        5,482        15,482      10,000      1           5,727       15,728

1995       860        6,342        16,342      10,193      1           6,726       16,920

1996       901        7,243        17,243      10,260      1           7,666       17,927


ILLUSTRATION OF A $10,000 INVESTMENT IN THE TAX-EXEMPT FUND OF VIRGINIA WITH DIVIDENDS REINVESTED
(For the lifetime of the Fund August 14, 1986 - July 31, 1996)
                                COST OF SHARES
             VALUE OF SHARES**

Fiscal     Annual     Dividends    Total       From        From Capital   From         Total
Year End   Dividends   (cumulative)   Investment    Initial     Gains        Dividends    Value
July 31                            Cost        Investment   Reinvested   Reinvestment

1987*      $  545     $  545       $  10,545   $ 9,273     $0           $ 525        $ 9,798

1988       640        1,185        11,185      9,240       1            1,171        10,412

1989       671        1,856        11,856      9,700       1            1,919        11,620

1990       716        2,572        12,572      9,667       1            2,634        12,302

1991       760        3,332        13,332      9,833       1            3,454        13,288

1992       791        4,123        14,123      10,480      1            4,508        14,989

1993       800        4,923        14,923      10,673      1            5,407        16,081

1994       826        5,749        15,749      10,327      1            6,032        16,360

1995       892        6,641        16,641      10,527      1            7,069        17,597

1996       928        7,569        17,569      10,513      63           7,982        18,558


 * From inception on August 14, 1986.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.


EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods during which those funds were managed by Capital Research and Management Company since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.
 Note that past results are not an indication of future investment results. Also, the Fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company, the Fund's Investment Adviser.
 The Fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the Fund may, from time to time, refer to results published in various newspapers or periodicals, including "Barrons", Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and "The Wall Street Journal."

            DESCRIPTION OF RATINGS FOR DEBT SECURITIES
     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.
     Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

  "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

  "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

  "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

  "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

  "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

  "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

  "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

  "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

  "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

  "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."
"The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

  "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  -- Leading market positions in well established industries.
  --  High rates of return on funds employed.
  -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, maybe more affected by external conditions. Ample alternate liquidity is maintained."

     Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS --

  "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

  "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

  "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

  "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

  "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C The highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

  "The rating 'C1' is reserved for income bonds on which no interest is being paid."

  "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES --

  "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

  "The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

  "The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)designation.

  The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."


The Tax-Exempt Fund of Maryland
Investment Portfolio, July 31, 1996

                                                             Principal
                                                                 Amount    Market
                                                                  (000)    Value
                                                            -------------------------
Tax-Exempt Securities Maturing in More than One Year - 96.30%

College & University Revenue - 4.46%

 Frederick County, College Revenue Bonds, (Hood College Project),
 1990 Series:
  7.05% 2004                                                       $410   $444,465
  7.05% 2005                                                         455     494840

 Maryland Health and Higher Educational Facilities Authority,
 Refunding Revenue Bonds, Johns Hopkins University Issue,
 Series 1988, 7.375% 2008                                           500    536,565

 University of Maryland System Auxiliary Facility and Tuition
 Revenue Bonds:
  1992 Series A, 6.30% 2009                                         1050    1125390
  1993 Refunding Series C, 5.00% 2010                               1000     964989
                                                                        -------------
                                                                         3,566,249
                                                                        -------------
General Obligations (Local) - 4.04%

 Anne Arundel County, Consolidated Water and Sewer, 1993
 Refunding Series, 5.30% 2016                                        500     482480

 Baltimore County:
  Consolidated Public Improvement Bonds, 1990 Series, 6.75%          600     637782
  Metropolitan District Bonds, 63rd Issue, 1992 Series, 6.10         250     267723

 Frederick County, Public Facilities Bonds:
  1990, 8.875% 2002                                                  250     303513
  1993, Series B, 5.125% 2007                                        995     994025

 Harford County Consolidated Public Improvement Bonds,
 Series 1992, 5.80% 2010                                             530     543605
                                                                        -------------
                                                                         3,229,128
                                                                        -------------
Hospital & Health Facilities Revenue - 15.42%

 Maryland Health and Higher Educational Facilities Authority:
  Good Samaritan Hospital Issue, Revenue Bonds, Series 1993,
  5.70% 2009                                                        1000    1018730

  Howard County, General Hospital Issue, Series 1993:
   5.50% 2013                                                       2000    1804040
   5.50% 2021                                                       2000    1763620

  Johns Hopkins Hospital Issue, Revenue Refunding Bonds,
  Series 1993:
   5.60% 2009                                                        850     855406
   5.00% 2023                                                       2000    1759820

  Memorial Hospital of Cumberland Issue, Revenue Refunding
  Bonds, Series 1992, 6.50% 2010                                     750     774023

  Peninsula Regional Medical Center Issue, Project and Refunding
  Revenue Bonds, Series 1993, 5.00% 2023                             500     435710

  Suburban Hospital Issue, Revenue Refunding Bonds,
  Series 1993, 5.125% 2021                                          3000    2682180

 Prince George's County, Hospital Revenue Bonds
 (Dimensions Health Corporation Issue), Series 1992, 7.20% 2        215      240581

 Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities Financing Authority,
 Hospital Revenue Bonds (Mennonite General Hospital Project),
 1996 Series A, 6.375% 2006                                         1000    1007819
                                                                        -------------
                                                                        12,341,929
                                                                        -------------
Housing Finance Authority Revenue - 10.00%

 Maryland Community Development Administration, Department of
 Housing and Community Development, Single-Family Program Bonds:
  1994 First Series, 5.80% 2009                                     2000    2001280
  1994 First Series, 5.70% 2017                                     960    962,602
  1994 Fifth Series, AMT, 5.875% 2017                               1435    1439592
  1990 First Series, 7.60% 2017                                      495     513884
  1988 Third Series, 8.00% 2018                                   1,000  1,045,780

 Montgomery County, Maryland Housing Opportunities Commission,
 Single Family Mortgage Revenue, 1986 Series C, 7.25% 2013          750    773,640

 Prince George's County Housing Authority, GNMA/FNMA
 Collateralized Single Family Mortgage Bonds,
 Series 1994 A, AMT, 6.60% 2025                                      930     951483

 Commonwealth of Puerto Rico Housing Finance Corporation,
 Single Family Mortgage Revenue Bonds, 1st Portfolio:
  1988 Series A, 7.80% 2021                                           15      15469
  1988 Series B, 7.65% 2022                                          285     298962
                                                                        -------------
                                                                         8,002,692
                                                                        -------------
Industrial Development Revenue - 1.35%

 Mayor and City Council of Baltimore, Port Facilities Revenue
 Bonds (Consolidation Coal Sales Company Project):
  Series 1984 A, 6.50% 2011                                          500     541225
  Series 1984 B, 6.50% 2011                                          500     542974
                                                                        -------------
                                                                         1,084,199
                                                                        -------------
Insured - 22.31%

 City of Baltimore, Refunding Revenue Bonds, FGIC Insured:
  1995, Series A, 7.25% 2005                                        1000    1161470
  1994, Series A, 6.00% 2015                                        1500    1564905

 Charles County, Consolidated Public Improvement Bonds of 1993,
 Series A, FGIC Insured, 5.25% 2003                                  715     734348

 City of Frederick, General Improvement Bonds, 1992 Refunding
 Series, FGIC Insured, 6.125% 2008                                   890     944717

 Maryland Health and Higher Educational Facilities Authority:
  Anne Arundel Medical Center Issue, Revenue Bonds,
  Series 1993, AMBAC Insured, 5.25% 2013                            1000     960420

  Francis Scott Key Medical Center Issue, Refunding Revenue
  Bonds, Series 1993, FGIC Insured, 5.00% 2013                       500     465640

  Johns Hopkins Medical Institutions Parking Facilities Issue,
  Parking Revenue Bonds, Series 1996, AMBAC Insured, 5.50% 2        1200    1196916

  Memorial Hospital of Easton, Series 1989 B,
  MBIA Insured, 7.00% 2012                                        1,200  1,289,676

  Mercy Medical Center Issue Project and Refunding Revenue
  Bonds, Series 1996, FSA Insured, 6.50% 2013                       2000    2224160

  Sinai Hospital of Baltimore Issue Project and Revenue
  Refunding Bonds, Series 1993, AMBAC Insured, 5.25% 2019           2000    1831820

 Prince George's County, Solid Waste Management System
 Revenue Bonds, Series 1993, 6.50% 2007                           2,000  2,165,700

 Commonwealth of Puerto Rico:
  Electric & Power Authority, MBIA Insured, 7.00% 2007              1000 1,162,510

  Highway and Transportation Authority, Highway Revenue Refunding
  Bonds, Series Z, MBIA Insured, 6.25% 2014                         1000 1,085,320

 Washington, D.C. Metropolitan Area Transit Authority,
 Gross Revenue Transit Refunding Bonds, Series 1993,
 FGIC Insured,  6.00% 2008                                          1000    1070810
                                                                        -------------
                                                                        17,858,412
                                                                        -------------
Life Care Facilities Revenue - 8.72%

 Calvert County, Economic Development Revenue Bonds
 (Asbury-Solomons Island Facility), Series 1995, 8.625% 2024        2300    2441289

 Maryland Health and Higher Educational Facilities Authority,
 First Mortgage Refunding Revenue Bonds, Roland Park Place Issue,
 Series 1989, 7.75% 2012                                            2000    2112140

 Prince George's County, Refunding Revenue Bonds, Collington
 Episcopal Life Care Community, Inc., Series 1994 A, 6.00% 2        2500    2423025
                                                                        -------------
                                                                         6,976,454
                                                                        -------------
Multi-Family Housing  - 2.62%

 Montgomery County, Maryland Housing Opportunities Commission,
 Single Family Mortgage Revenue, 1994 Series A-2, 7.50% 2024      2,000  2,099,640
                                                                        -------------

Ports - 1.25%

 Puerto Rico Ports Authority, Special Facilities Revenue Bonds,
 (American Airlines, Inc. Project), 1996 Series A, 6.25% 202        1000     998150
                                                                        -------------

Pre-Refunded/1/A247 - 16.92%

 Frederick County, Public Facilities Bonds:
  1991, Series B, 6.30% 2011 (2002)                                 1370    1503205
  1986 Series, 7.40% 2012 (2001)                                     310     354857

 Harford County, Consolidated Public Improvement Bonds,
 Series 1992, 5.80% 2010 (2002)                                      970    1042343

 Howard County, Metropolitan District Refunding Bonds,
 1991 Series A, 6.625% 2021 (2001)                                   500     545860

 Maryland Department of Transportation, Consolidated
 Transportation Bonds, 1989 Series, 6.50% 2003 (1998)                500   530,915

 State of Maryland, General Obligation Bonds, State and
 Local Facilities:
  Loan of 1990, Third Series, 6.75% 2003 (2000)                      400   435,244
  1989 First Series, 6.80% 2004 (1999)                              1000 1,080,300

 Maryland State Health and Higher Educational Facilities
 Authority:
  Junior Lien Revenue Bonds, Francis Scott Key Medical Center
  Issue, 1990 Series A, 7.00% 2025 (2000)                            250     275785

  Sinai Hospital of Baltimore Issue, Revenue Bonds,
  1990 Series, AMBAC Insured, 7.00% 2019 (2000)                      700     772198

  Suburban Hospital Issue Revenue Bonds:
   Series 1988, 7.50% 2008 (1998)                                   1250    1351000
   Series 1992, 6.50% 2017 (2002)                                    500     552635

  University of Maryland Medical System Issue, Revenue Bonds,
  Series 1991 A, FGIC Insured, 6.50% 2021 (2001)                    1000    1080660

 Morgan State University Academic Fees and Auxiliary Facilities
 Fees Revenue Bonds, 1990 Series A, MBIA Insured,
 7.00% 2020 (2000)                                                   475     524714

 Prince George's County, Hospital Revenue Bonds (Dimensions
 Health Corporation Issue), Series 1992, 7.20% 2006 (2002)        1,035     1179797

 Commonwealth of Puerto Rico:
  Housing Bank and Finance Agency, Single Family Mortgage Revenue
  Bonds, Homeownership 5th Portfolio, 1986 Series, 7.50% 201         495     546435

  Public Improvement Bonds of 1992, MBIA Insured, 6.50% 2009      1,000  1,109,680

 University of Maryland System Auxiliary Facility and Tuition
 Revenue Bonds, 1989 Series B, 7.00% 2007 (1999)                     600     657077
                                                                        -------------
                                                                        13,542,705
                                                                        -------------
Resource Recovery - 7.34%

 Maryland Energy Financing Administration, Limited Obligation Solid
 Waste Disposal Revenue Bonds (Wheelabrator Water Technologies
 Baltimore L.L.C. Projects), 1996 Series, 6.30% 2010                2750    2814873

 Montgomery County, Northeast Maryland Waste Disposal Authority,
 Solid Waste Revenue Bonds AMT:
  6.00% 2006                                                        1000    1027770
  6.00% 2007                                                        1000    1028170
  Series 1993 A, 6.30% 2016                                         1000    1003650
                                                                        -------------
                                                                            5874463
                                                                        -------------
Turnpikes & Toll Roads Revenue - 1.32%

 Maryland Transportation Authority Facilities Project,
 Transportation Facilities Projects Revenue Bonds,
 Series 1992, 5.80% 2006                                            1000    1053990
                                                                        -------------
Water & Sewer Revenue - .55%

 Maryland Water Quality Financing Administration,
 Revolving Loan Fund Revenue Bonds, Series 1991 B, 0.00% 200         700     439516
                                                                        -------------
                                                                           77067527
                                                                        -------------

Tax-Exempt Securities Maturing in One Year or Less  - 2.53%

Industrial Development Revenue - .62%

 Anne Arundel County, Economic Development Revenue Bonds
 (Baltimore Gas and Electric Company Project), Series 1988,
 3.10% 1996                                                          500     500000
                                                                        -------------

Pre-Refunded/1/- .66%

 Commonwealth of Puerto Rico, Public Improvement Bonds of 1987,
 MBIA Insured, 6.75% 2006 (1997)                                     500     524040
                                                                        -------------

Water & Sewer Revenue- 1.25%

 Washington Suburban Sanitary District (Montgomery and Prince
 George's Counties, Maryland), General Obligation Variable Rate
 Demand Bond Anticipation Notes, 1996 Series, 3.65% 1999/2/         1000    1000000
                                                                        -------------
                                                                            2024040
                                                                        -------------

TOTAL TAX-EXEMPT SECURITIES (COST: $76,053,000)                         79,091,567
Excess of cash and receivables over payables                               935,402
                                                                        -------------
NET ASSETS                                                              $80,026,969
                                                                        =============

/1/Parenthetical year represents date of pre-refunding.
/2/Coupon rate may change periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Investment Portfolio, July 31, 1996

                                                             Principal
                                                              Amount    Market
                                                               (000)     Value
                                                                   -         -
Tax-Exempt Securities Maturing in More than One Year - 96.98%

College & University Revenue - 4.19%

 Rockingham County Industrial Development Authority, Educational
 Facilities Revenue Bonds (Bridgewater College),
 Series 1993, 6.00% 2023                                       1,100 1,040,182

 University of Virginia, General Revenue Pledge Bonds,
 Series 1993 B, 5.375% 2010                                    1,000   992,220

 Virginia College Building Authority Educational Facilities Revenue
 Bonds (Marymount University Project), Series 1992, 6.875% 20  1,650 1,756,376
                                                                             -
                                                                        3788778
                                                                             -
General Obligations (Local) - 10.95%

 Chesapeake:
  Public Improvement Bonds, Series 1992, 6.00% 2006              1600   1704560
  Refunding Bonds, Series 1993, 5.40% 2008                       1000   1014600
  Water and Sewer Bonds, Series 1995 A, 5.375% 2020              1500   1438995

 Covington, Water and Sewer Refunding Bonds,
 Series 1994, 5.25% 2013                                          250    237633

 Leesburg Refunding Bonds, Series 1993, 5.60% 2008               1195   1214837

 Lynchburg Public Improvement Refunding Bonds,
 Series 1993, 5.25% 2009                                         1000    993080

 Newport News General Obligation, Water Bonds,
 Series A 1992, 6.125% 2009                                      1170   1231975

 Norfolk Capital Improvement and Refunding Bonds,
 Series 1992 A, 6.00% 2011                                        500    509820

 Roanoke Public Improvement and Refunding Bonds,
 Series 1992 B:
  6.375% 2009                                                     250    265690
  6.40% 2011                                                      500    531575

 Spotsylvania Public Improvement Bonds,
 Series 1992, 5.75% 2011                                          750    762194
                                                                             -
                                                                        9904959
                                                                             -
General Obligations (State) - 1.72%

 Commonwealth of Virginia, Public Facilities Bonds,
 1993 Series A, 5.40% 2005                                       1500   1555875
                                                                             -
Hospital & Health Facilities Revenue - 16.65%

 Arlington County Industrial Development Authority, Hospital
 Revenue Refunding Bonds (The Arlington Hospital), Series 1993:
  5.125% 2008                                                    1000    956530
  5.00% 2021                                                     1000    867740

 Fairfax County Industrial Development Authority, Hospital
 Revenue Refunding Bonds (INOVA Health Systems Hospital
 Project), Series 1993 A:
  5.00% 2007                                                     1500   1467000
  5.25% 2019                                                     1500   1400325
  5.00% 2023                                                      500    445405

 Hampton Industrial Development Authority, Hospital Revenue
 Bonds (Sentara Hospitals), 5.125% 2016                          1000    880540

 Lynchburg Industrial Development Authority, Hospital
 Facilities, Revenue Refunding Bonds, Centra
 Health, Inc., Series 1988, 8.125% 2016                          1000   1072380

 Norfolk Industrial Development Authority, Hospital Revenue
 Bonds (Sentara Hospitals-Norfolk Project),
 Series A 1994, 5.00% 2020                                       1750   1553213

 Peninsula Ports Authority:
  Health Care Facilities Revenue and Refunding Bonds (Mary
  Immaculate Project), 1994 Series, 6.875% 2010                  1900   1975867

  Health System Revenue and Refunding Bonds
  (Riverside Health System Project),
  Series 1992 A, 6.625% 2010                                     1300   1372722

 Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities Financing Authority,
 Hospital Revenue Bonds (Mennonite General Hospital Project),
 1996 Series A, 6.375% 2006                                      2000   2015640

 Virginia Beach, Virginia Development Authority (Sentara Bayside
 Hospital), 6.60% 2009                                           1000   1062170
                                                                             -
                                                                       15069532
                                                                             -
Housing Finance Authority Revenue - 4.60%

 Commonwealth of Puerto Rico Housing Finance Corporation,
 Single Family Mortgage Revenue Bonds, 1st Portfolio:
  1988 Series A, 7.80% 2021                                        20     20625
  1988 Series B, 7.65% 2022                                       320    335677

 Virginia Housing Development Authority, Commonwealth
 Mortgage Bonds:
  1994 Series H, Sub-Series H-1, 6.10% 2003                       500    515820
  1995 Series A-AMT, Sub-Series A-1, 6.60% 2004                  1000   1038970
  1994 Series I-AMT, Sub-Series I-1, 6.40% 2005                   800    824920
  1994 Series H, Sub-Series H-2, 6.55% 2017                      1000   1025730
  1992 Series A, 7.10% 2022                                       380    404578
                                                                             -
                                                                        4166320
                                                                             -
Industrial Development Revenue - 1.09%

 Industrial Development Authority of the County of Henrico,
 Solid Waste Disposal Revenue Bonds (Browning-Ferris Industries of
 South Atlantic, Inc. Project), Series 1996 A AMT, 5.30% 2011 $1,000  $987,050

 Puerto Rico Ports Authority, Special Facilities Revenue Bonds
 (American Airlines, Inc. Project), 1996 Series A, 6.25% 2026    1000    998150
                                                                             -
                                                                        1985200
                                                                             -
Insured - 19.19%

 Augusta, Hospital Revenue Bonds, AMBAC Insured, 5.125% 2021     1100    996380

 Chesapeake Certificates of Participation,
 MBIA Insured, 1993 Series, 5.40% 2005                           1000   1026640

 Danville, Virginia Industrial Development Authority, Hospital
 Revenue Bonds, Danville Regional Medical Center,
 Series 1994, FGIC Insured, 6.00% 2007                           1000   1055420

 Fairfax County Industrial Development Authority,
 Hospital Revenue Refunding Bonds (INOVA Health System
 Hospitals Project), Series 1993 A, FSA Insured, 5.25% 2019      1540   1437667

 Industrial Development Authority of the County of Hanover,
 Hospital Revenue Bonds (Memorial Regional Medical Center
 Project at Hanover Medical Park), Series 1995, MBIA Insured:
  6.50% 2010                                                     1375   1508953
  6.375% 2018                                                    1000   1084730

 Loudoun County:
  Industrial Development Authority, Hospital Revenue Bonds,
  FSA Insured, 6.00% 2005                                        1000   1062550

  Sanitation Authority, Water and Sewer System Revenue Bonds,
  Refunding Series 1992, FGIC Insured, 6.25% 2010                2000   2115740

 Pamunkey Regional Jail Authority, Jail Facility Revenue Bonds,
 Series 1996, MBIA Insured, 5.70% 2010                           1000   1015250

 Richmond, FGIC Insured, 5.00% 2021                              1000    901540

 Southeastern Public Service Authority of Virginia, Senior Revenue
 Refunding Bonds (Regional Solid Waste System),
 Series 1993 A, MBIA Insured, 5.125% 2013                        1500   1417350

 Upper Occoquan Sewage Authority, Regional Sewerage System
 Revenue Bonds, Series 1995 A, MBIA Insured, 5.00% 2025          1000    894190

 City of Virginia Beach Development Authority, Hospital Revenue
 Bonds (Virginia Beach General Hospital Project),
 Series 1993, AMBAC Insured, 6.00% 2011                          1000   1061430

 Washington, D.C. Metropolitan Area:
  Airports Authority, Airport System Revenue and Refunding Bonds,
  MBIA Insured AMT, Series 1992 A, 6.625% 2019                    750    790470

  Transit Authority, Gross Revenue Transit Refunding Bonds,
  Series 1993, FGIC Insured, 4.70% 2003                          1000    992100
                                                                             -
                                                                       17360410
                                                                             -
Lease Revenue (Local) - 2.05%

 Fairfax County Economic Development Authority, Lease Revenue
 Bonds (Government Center Properties), Series 1994, 5.25% 201    2000   1857300
                                                                             -
Lease Revenue (State) - 1.57%

 Virginia Public Building Authority, State Building Revenue
 Bonds, Series 1995, 5.20% 2015                                  1500   1421145
                                                                             -
Local Appropriation - .58%

 Fairfax County Economic Development Authority, Parking Revenue
 Bonds (Huntington Metrorail Station Project),
 Series 1990 A, 6.75% 2015                                        500    524545
                                                                             -
Pre-Refunded/1/ - 21.86%

 Chesapeake, Hospital Authority Facility for Chesapeake
 General Hospital, First Mortgage Revenue, BIG Insured
 Series 1988, 7.625% 2018 (1998)                                 1000   1082890

 Fairfax County:
  Industrial Development Authority Hospital Revenue Bonds
  (Fairfax Hospital System Project), INOVA Health Systems,
  Series 1991 C, 6.801% 2023 (2001)                              1000   1107030

  Water Authority Revenue, Series 1989, 7.30% 2021 (2000)        1250   1383000

 Henry County Public Service Authority, Water and Sewer Revenue
 Bonds, FGIC Insured, Series 1990, 7.20% 2019 (2000)             1250   1390263

 Loudoun County Sanitation Authority, Water and Sewer System
 Revenue Bonds, Series 1989, AMBAC Insured, 7.50% 2017 (1999)     375    409695

 Norfolk Industrial Development Authority,
 Hospital Revenue Bonds:
  (Children's Hospital of the King's Daughters Obligated
  Group), Series 1991, AMBAC Insured, 7.00% 2011 (2001)           400    446552

  (Sentara Hospitals-Norfolk Project), Series 1991, 7.00% 202     250    277585

 Portsmouth Improvement Bonds, Public Improvement Refunding
 Bonds, Series 1987, 7.50% 2012 (1997)                            500    533615

 Prince William County Service Authority, Water and Sewer
 System Revenue Bonds, Series 1991, FGIC Insured, 6.50% 2021      680    747272

 Richmond Public Utility Revenue Bonds,
 Series 1988 A, 8.00% 2018 (1998)                                1500   1612980

 Roanoke:
  Industrial Development Authority, Hospital Revenue Bonds,
  Carilion Health System (Roanoke Memorial Hospital Projects),
  Series 1990, MBIA Insured, 7.25% 2017 (2000)                    750    834578

  Water System Revenue Bonds,
  Series 1991, FGIC Insured, 6.50% 2021 (2001)                    750    824198

 Southeastern Public Service Authority, Regional Solid Waste
 System, Senior Revenue Refunding Bonds,
 Series 1989, BIG Insured:
  7.00% 2006 (1999)                                               500    545515
  7.00% 2013 (1999)                                              1000   1091030

 Suffolk, Series 1989, 7.00% 2005 (1998)                         1000   1076800

 University of Virginia, Hospital Revenue Bonds,
 1984 Series A, HIBI Insured, 9.875% 2001 (2001)                   25     27479

 Upper Occoquan Sewage Authority, Regional Sewerage System
 Revenue Bonds, Series 1991, MBIA Insured, 6.00% 2021 (2001)      700    742182

 Virginia Education Loan Authority, Student Loan Program Revenue
 Refunding Bonds, Senior Series 1993 D AMT, 5.95% 2009 (2005)     790    840402

 Virginia Public Building Authority, State Building Revenue Bonds,
 Series 1991 A, 6.50% 2011 (2001)                                1750   1922008

 Virginia Resources Authority:
  Solid Waste Disposal System Revenue Bonds,
  1990 Series A, 7.30% 2015 (2000)                               1000   1110760

  Water and Sewer System Revenue Bonds,
  Series 1990, 7.25% 2011 (2000)                                  250    279533

 Commonwealth of Virginia Transportation Board,
 Transportation Contract Revenue Bonds, Route 28 Project,
 Series 1988:
  7.70% 2008 (1998)                                               890    956634
  7.80% 2016 (1998)                                               500    538192
                                                                             -
                                                                       19780193
                                                                             -
Resource Recovery - 2.23%

 Fairfax County Economic Development Authority, Resource Recovery
 Revenue Bonds, Series 1988 A AMT (Ogden Martin Systems of
 Fairfax, Inc. Project), 7.55% 2003                               500    536615

 Roanoke Valley Resource Authority, Solid Waste System Revenue
 Bonds, Series 1992, 5.75% 2012                                  1500   1483650
                                                                             -
                                                                        2020265
                                                                             -
State Authority - 5.56%

 Virginia Public School Authority, School Financing Bonds:
  (1991 Resolution), Series 1995 C, 5.00% 2002                   1000   1016310
  (1987 Resolution), 1991 Refunding Series C, 6.25% 2007         1500   1599465
  (1991 Resolution), Series 1994 A, 6.20% 2014                   1500   1569960

 Virginia Resources Authority:
  Water and Sewer System Revenue Bonds
  (Pooled Loan Program), 1986 Series A, 7.50% 2017                 50     51458

  Water System Refunding Revenue Bonds,
  1992 Series A, 6.45% 2013                                       750    789936
                                                                             -
                                                                        5027129
                                                                             -
Transportation - 1.40%

 Commonwealth of Virginia Transportation Board,
 Transportation Revenue Refunding Bonds
 (Northern Virginia Transportation District Program),
 Series 1993 C, 5.30% 2009                                       1285   1268578
                                                                             -
Water & Sewer Revenue - 2.24%

 Chesterfield County Water and Sewer Revenue Refunding Bonds,
 Series 1992, 6.375% 2009                                        1250   1337438

 Rivanna Water and Sewer Authority, Regional Water and Sewer
 System Refunding Revenue Bonds, Series 1991, 6.40% 2007          645    689363

                                                                             -
                                                                        2026801
                                                                             -
                                                                       87757030
                                                                             -
Tax-Exempt Securities Maturing in One Year or Less - 1.94%

Industrial Development Revenue - 1.66%

 Peninsula Ports Authority, Refunding Port Facilities
 (Shell Oil Company), 1987 Series, 3.70% 2005/2/                 1500   1500000
                                                                             -
Pre-Refunded/1/ - .28%

 Fairfax County, Industrial Development Authority Hospital Revenue
 Bonds (Fairfax Hospital Association System), Series 1985 A,
 7.875% 2017 (1996)                                               250    259188
                                                                             -
                                                                        1759188
                                                                             -
TOTAL TAX-EXEMPT SECURITIES (cost: $85,964,000)                        89516218
Excess of cash and receivables over payables                          975708.18
                                                                             -
NET ASSETS                                                           $90,491,92
                                                                             =

/1/ Parenthetical year represents date of pre-refunding.

/2/ Coupon rate changes periodically.

See Notes to Financial Statements

Statement of Assets and Liabilities
July 31, 1996
(dollars in thousands)


                                                    The         The
                                             Tax-Exempt  Tax-Exempt
                                                Fund of     Fund of
                                               Maryland    Virginia
---------------------------------------------------------------------
Assets:
 Tax-exempt securities:
  Maturing in more than one year
   (cost: $74,070 and $84,205, respectively)    $77,068     $87,757
  Maturing in one year or less
   (cost: $1,983 and $1,759, respectively)        2,024       1,759
 Cash                                               421         122
 Receivables for --
  Sales of Funds' shares                              5         112
  Accrued interest                                  767       1,357
                                            ----------- -----------
   Total Assets                                  80,285      91,107
                                            ----------- -----------
Liabilities:
 Payables for --
  Repurchases of Funds' shares                       63         397
  Dividends                                         128         143
  Adviser and management services                    31          34
  Accrued expenses                                   36          41
                                            ----------- -----------
   Total Liabilities                                258         615
                                            ----------- -----------
Net Assets:
 Net assets applicable to Funds'
  shares issued and outstanding                 $80,027     $90,492
                                            ===========           =
 Funds' shares outstanding*                   5,200,410   5,739,628
 Net asset value per share                       $15.39      $15.77


*Shares of beneficial interest,
 unlimited shares authorized.

See Notes to Financial Statements


Statement of Operations                             The         The
For the year ended July 31, 1996             Tax-Exempt  Tax-Exempt
(dollars in thousands)                          Fund of     Fund of
                                               Maryland    Virginia
----------------------------------------------------------------------
Investment Income:
 Income:
  Interest on tax-exempt securities              $4,644      $5,432
                                            ----------- -----------
 Expenses:
  Investment adviser fee                            197         227
  Business management fee                           160         183
  Distribution fee                                  171         197
  Transfer agent fee                                 34          40
  Reports to shareholders                            14          17
  Registration statements and prospectus              6           5
  Postage, stationery and supplies                   13          16
  Trustees' fees                                      9           9
  Custodian fee                                       4           5
  Auditing and legal fees                            21          21
  Other expenses                                      7           7
                                            ----------- -----------
   Total expenses                                   636         727
                                            ----------- -----------
 Net investment income                            4,008       4,705
                                            ----------- -----------
Realized Gain and Unrealized Appreciation
 on Investments:
 Net realized gain                                   81         131
                                            ----------- -----------
 Net unrealized appreciation:
  Beginning of year                               2,674       3,478
  End of year                                     3,039       3,552
                                            ----------- -----------

   Net change in unrealized appreciation            365          74
                                            ----------- -----------
 Net realized gain and change in unrealized
  appreciation                                      446         205
                                            ----------- -----------
Net Increase in Net Assets
 Resulting from Operations                       $4,454      $4,910
                                            ===========           =

See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                             Year Ended    July 31,
                                                    1996        1995
----------------------------------------------------------------------
The Tax-Exempt Fund of Maryland

Operations:
 Net investment income                           $4,008      $3,913
 Net realized gain on investments                    81         105
 Net unrealized appreciation
  on investments                                    365       1,076
                                            ----------- -----------
  Net increase in net assets
   resulting from operations                      4,454       5,094
                                            ----------- -----------
Dividends Paid to Shareholders
 from Net Investment Income                      (4,008)     (3,923)
                                            ----------- -----------
Capital Share Transactions:
 Proceeds from shares sold:
  733,060 and 778,353
  shares, respectively                           11,338      11,540
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  165,984 and 168,487 shares,
  respectively                                    2,565       2,494
 Cost of shares repurchased:
  613,087 and 1,015,670
  shares, respectively                           (9,466)    (14,835)
                                            ----------- -----------
  Net increase (decrease) in net assets resulting
   from capital share transactions                4,437        (801)
                                            ----------- -----------
Total Increase in Net Assets                      4,883         370
Net Assets:
 Beginning of year                               75,144      74,774
                                            ----------- -----------
 End of year                                    $80,027     $75,144
                                            =========== ===========



Statement of Changes in Net Assets
(dollars in thousands)
                                             Year Ended    July 31,
                                                    1996        1995
---------------------------------------------------------------------
The Tax-Exempt Fund of Virginia

Operations:
 Net investment income                           $4,705      $4,857
 Net realized gain on investments                   131         501
 Net change in unrealized appreciation
  on investments                                     74       1,133
                                            ----------- -----------
  Net increase in net assets
   resulting from operations                      4,910       6,491
                                            ----------- -----------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income            (4,705)     (4,871)
 Distributions from net realized gain
  on investments                                   (320)          -
                                            ----------- -----------
  Total dividends and distributions              (5,025)     (4,871)
                                            ----------- -----------
Capital Share Transactions:
 Proceeds from shares sold:
  655,816 and 951,297
  shares, respectively                           10,441      14,430
 Proceeds from shares issued in
  reinvestment of net investment income
  dividends and distributions of net realized
  gain on investments:
  190,123 and 180,954 shares, respectively        3,020       2,768
 Cost of shares repurchased:
  912,994 and 1,361,785
  shares, respectively                          (14,537)    (20,619)
                                            ----------- -----------
  Net decrease in net assets resulting
   from capital share transactions               (1,076)     (3,421)
                                            ----------- -----------
Total Decrease in Net Assets                     (1,191)     (1,801)
Net Assets:
 Beginning of year                               91,683      93,484
                                            ----------- -----------
 End of year                                    $90,492     $91,683
                                            ===========           =

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
1. The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. The following paragraphs summarize the significant accounting policies consistently followed by the Trust in the preparation of its financial statements:
    Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the Trust, as well as actual bid and asked prices on a particular day.
    Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the committee appointed by the Board of Trustees.
    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.
    Pursuant to the custodian agreement, the Funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $4,000 and $5,000 for the Maryland and Virginia Funds, respectively, include $4,000 and $2,000 paid by these credits rather than in cash.
2. It is the Trust's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
  As of July 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes for the Maryland Fund aggregated $3,039,000, of which $3,553,000 related to appreciated securities and $514,000 related to depreciated securities. For the Virginia Fund, net unrealized appreciation aggregated $3,552,000, of which $3,939,000 related to appreciated securities and $387,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. During the year ended July 31, 1996, the Maryland Fund utilized a capital loss carryforward totaling $81,000 to offset, for tax purposes, capital gains realized during the year. The Virginia Fund has available at July 31, 1996 a net capital loss carryforward totaling $4,000, which may be used to offset capital gains realized during subsequent years through July 31, 2004. It is the intention of the Virginia Fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $76,053,000 and $85,964,000 for the Maryland and Virginia Funds, respectively, at July 31, 1996.
3. Officers of the Trust received no remuneration from the Funds in such capacities. Their remuneration was paid by Washington Management Corporation
(WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Funds, was paid fees of $160,000 and $183,000 by the Maryland and Virginia Funds, respectively, for business management services. The business management contract provides for monthly fees, accrued daily, based on an annual rate of 0.135% of the first $60 million of average net assets of each of the Funds; 0.09% of such assets in excess of $60 million; plus 1.35% of the gross investment income (excluding any net capital gains from transactions in portfolio securities). Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Funds that it has earned $43,000 and $31,000 on its retail sales of shares and under the distribution plan of the Maryland and Virginia Funds, respectively, but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Funds. All the officers of the Trust and three of its trustees are affiliated with WMC.
    Fees of $197,000 and $227,000 were recognized by the Maryland and Virginia Funds, respectively, and were paid or are payable to Capital Research and Management Company (CRMC) as Investment Adviser pursuant to an investment advisory contract with the Trust. The investment advisory contract provides for monthly fees, accrued daily, based on an annual rate of 0.165% of the first $60 million of average net assets of each of the Funds; 0.12% of such assets in excess of $60 million; plus 1.65% of the gross investment income (excluding any net capital gains from transactions in portfolio securities).
    Pursuant to a Plan of Distribution, the Funds may expend up to 0.25% of their average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Funds' Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $171,000 and $197,000, including accrued and unpaid expenses of $26,000 and $32,000, for the Maryland and Virginia Funds, respectively.
    American Funds Service Company (AFS), the transfer agent for the Maryland and Virginia Funds, was paid fees of $34,000 and $40,000, respectively. American Funds Distributors, Inc. (AFD), the principal underwriter of the Funds' shares, has informed the Funds that it has received $47,000 and $58,000 (after allowances to dealers) for the Maryland and Virginia Funds, respectively, as its portion of the sales charges paid by purchasers of the Funds' shares. Such sales charges are not an expense of the Funds and, hence, are not reflected in the accompanying statement of operations.
    Trustees who are unaffiliated with WMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the Funds. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $6,000 each for the Maryland and Virginia Funds.
    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC.
4.  As of July 31, 1996:
      The Tax-Exempt The Tax-Exempt
      Fund of  Fund of
      Maryland  Virginia
Accumulated
  undistributed net
  realized gain (loss)
  on investments          $     - $    (4,000)
Paid-in capital    76,988,000  86,944,000
Purchases and sales of
  investment securities,
  excluding short-term
  securities, during
  the year ended
  July 31, 1996:
 Purchases     17,422,000    24,653,000
     Sales     12,040,000   26,840,000
Per-share
Data and Ratios

The Tax-Exempt
Fund of Maryland

                                Year Ended July 31
                       --------        -------- -------- ------- -------
                           1996            1995     1994    1993    1992
                       --------        -------- -------- ------- -------
Net Asset Value,
 Beginning of Year       $15.29          $15.00   $15.53  $15.22  $14.29
                     ----------        -------- -------- ------- -------
Income from Investment
 Operations:
 Net investment incom       .80             .80      .76     .79     .83
 Net realized and
  unrealized gain (loss)
  on investments            .10             .29     (.53)    .31     .93
                     ----------        -------- -------- ------- -------
  Total income from
   investment operati       .90            1.09      .23    1.10    1.76
                     ----------        -------- -------- ------- -------
Less Distributions:
 Dividends from net
  investment income        (.80)           (.80)    (.76)   (.79)   (.83)
                     ----------        -------- -------- ------- -------
Net Asset Value,
 End of Year             $15.39          $15.29   $15.00  $15.53  $15.22
                     ==========        ======== ======== ======= =======

Total Return              5.95%            7.58%    1.42%   7.44%  12.72%


Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)        $80             $75      $75     $64     $48
 Ratio of expenses to
  average net assets       .81%             .78%     .75%    .83%    .91%
 Ratio of net income to
  average net assets      5.14%           5.38%     4.90%   5.12%   5.60%
 Portfolio turnover r    16.01%          20.91%    10.01%   9.05%   8.11%


Per-Share
 Data and Ratios
The Tax-Exempt
 Fund of Virginia

                                                                         Year End 31-Jul
                                                                 ------------------------------------
                                                                    1996    1995   1994  1993  1992
Net Asset Value,
 Beginning of Year                                                $15.79  $15.49 $16.01 $15.72$14.75
                                                                 ------------------------------------
Income from Investment
 Operations:
 Net investment income                                               .81     .83    .80   .82   .85
 Net realized and
  unrealized gain (loss)
  on investments                                                     .03     .30   (.52)  .29   .97
                                                                 ------------------------------------
  Total income from
   investment operations                                             .84    1.13    .28  1.11  1.82
                                                                 ------------------------------------
Less Distributions:
 Dividends from net
  investment income                                                 (.81)   (.83)  (.80) (.82) (.85)
 Distributions from
  net realized gains                                                (.05)      -      -     -     -
                                                                       -       -      -     -     -
  Total distributions                                               (.86)   (.83)  (.80) (.82) (.85)
                                                                       -       -      -     -     -
Net Asset Value,
 End of Year                                                      $15.77  $15.79 $15.49 $16.01$15.72
                                                                 ====================================
Total Return/1/                                                     5.46%   7.56%  1.74% 7.29%12.80%
Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)                                                 $90     $92    $93   $80   $57
 Ratio of expenses to
  average net assets                                                .79%    .79%    .78%  .84%  .93%
 Ratio of net income to
  average net assets                                               5.11%   5.37%   5.04% 5.18% 5.61%
 Portfolio turnover rate                                          27.34%  32.18%   2.36% 4.96% 6.84%

/1/This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of each Funds's offering price.

REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE AMERICAN FUNDS TAX-EXEMPT SERIES I
     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 1996, the results of each of their operations, the changes in each of their net assets and each of their per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
Los Angeles, California
August 30, 1996
Shareholders may exclude from Federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualifies as exempt-interest dividends.
Since the amounts above are reported for the fiscal year and not a calendar year, shareholders should refer to their Form 1099 DIV which will be mailed in January 1997 to determine the CALENDAR YEAR amounts to be included on their respective 1996 tax returns. Shareholders should consult their tax advisers.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
(A)  FINANCIAL STATEMENTS:
Included in Prospectus - Part A
 Financial Highlights
Included in Statement of Additional Information - Part B
 Investment Portfolio
 Statement of Assets and Liabilities
 Statement of Operations
 Statement of Changes in Net Assets
 Notes to Financial Statements
 Selected Per-Share Data and Ratios
 Report of Independent Accountants

(B) EXHIBITS:
  1. Declaration of Trust
  2. By-Laws
  3. None.
  4. Specimens of Stock Certificates
  5. Investment Adviser Agreement
  6. Principal Underwriting Agreement
  7. None.
  8. Custodian Contracts
  9. On file (see SEC file nos. 811-4653 and 33-5270)
 10. Not applicable to this filing.
 11. Consent of Independent Accountants.
 12. None.
 13. Initial Capital Stock Letters
 14. None.
 15. Form of Plan of Distribution
 16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file nos. 811-4653 and 33-5270).
 17. EX-27 Financial Data Schedule

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.
ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
     As of July 31, 1996.
       Number of
   Title of Class   Record-Holders
   Shares of Beneficial   MD 2,446
   Interest (no par value) VA 2,786
ITEM 27. INDEMNIFICATION.
 Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual which insures its officers and trustees against certain liabilities.
  Article VI of the Trust's By-Laws states:
 (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.
    (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case,
ITEM 27. INDEMNIFICATION (CONT.)
such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).
 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion.
 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking and security by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.
 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.
 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.
 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee, officer, distributor, investment adviser or controlling shareholder of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.
 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the Securities and Exchange Commission. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.
  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.
ITEM 29. PRINCIPAL UNDERWRITERS.
 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)      (1)                            (2)                        (3)

       NAME AND PRINCIPAL              POSITIONS AND OFFICES       POSITIONS AND OFFICES
        BUSINESS ADDRESS                 WITH UNDERWRITER           WITH REGISTRANT



#      David A. Abzug                  Assistant Vice President    None



       John A. Agar                    Regional Vice President     None
        1501 N. University Drive, Suite 227A
        Little Rock, AR  72207



       Robert B. Aprison               Regional Vice President     None
        2983 Bryn Wood Drive
        Madison, WI 53711



&      Richard Armstrong               Assistant Vice President    None



*      William W. Bagnard              Vice President              None



       Steven L. Barnes                Vice President              None
        8000 Town Line Avenue South
        Suite 204
        Minneapolis, MN 55438



       Michelle A. Bergeron            Regional Vice President     None
        4160 Gateswalk Drive
       Smyrna, GA  30080



       Joseph T. Blair                 Vice President              None
        27 Drumlin Road
        West Simsbury, CT 06092



       John A. Blanchard               Regional Vice President     None
       6421 Aberdeen Road
       Mission Hills, KS  66208



       Ian B. Bodell                   Senior Vice President       None
        3100 West End Avenue, Suite 870
        Nashville, TN 37215



       Michael L. Brethower            Vice President              None
        108 Hagen Court
        Georgetown, TX 78628



       C. Alan Brown                   Regional Vice President     None
        4619 McPherson Avenue
        St. Louis, MO  63108



*      Daniel C. Brown                 Senior Vice President       None

@      J. Peter Burns                  Vice President              None



       Brian C. Casey                  Regional Vice President     None
        9508 Cable Drive
        Kensington, MD  20895



       Victor C. Cassato               Vice President              None
        609 W. Littleton Blvd., Suite 310
       Littleton, CO  80120



       Christopher J. Cassin           Vice President              None
        231 Burlington
        Clarendon Hills, IL 60514



       Denise M. Cassin                Regional Vice President     None
        1301 Stoney Creek Drive
       San Ramon, CA  94538



*      Larry P. Clemmensen             Director and Treasurer      None



*      Kevin G. Clifford               Director and Senior Vice President   None



       Ruth M. Collier                 Vice President              None
        145 West 67th Street, #12K
        New York, NY  10023



       Thomas E. Cournoyer             Vice President              None
        2333 Granada Boulevard
        Coral Gables, FL  33134



       Douglas A. Critchell            Vice President              None
       4116 Woodbine Street
       Chevy Chase, MD  20815



*      Carl D. Cutting                 Vice President              None



+      Charline Dawkins                Assistant Vice President    None



       Michael A. Dilella              Vice President              None
        P.O. Box 661
        Ramsey, NJ  07446



       G. Michael Dill                 Senior Vice President       None
        505 E. Main Street, Suite A
       Jenks, OK  74037



       Kirk D. Dodge                   Regional Vice President     None
        2617 Salisbury Road
        Ann Arbor, MI  48103



       Peter J. Doran                  Senior Vice President       None
        1205 Franklin Avenue
        Garden City, NY 11530



*      Michael J. Downer               Secretary                   None



       Robert W. Durbin                Vice President              None
        74 Sunny Lane
        Tiffin, OH 44883



+      Lloyd G. Edwards                Vice President              None





*      Paul H. Fieberg                 Senior Vice President       None



       John Fodor                      Regional Vice President     None
       15 Latisquama Road
       Southborough, MA  01772



*      Mark P. Freeman, Jr.            Director and President      None



       Clyde E. Gardner                Vice President              None
        Route 2, Box 3162
        Osage Beach, MO 65065



#      Evelyn K. Glassford             Vice President              None



       Jeffrey J. Greiner              Regional Vice President     None
        5898 Heather Glen Court
        Dublin, OH  43017



*      Paul G. Haaga, Jr.              Director                                 None



       David E. Harper                 Vice President              None
        R.D. 1, Box 210, Rte. 519
        Frenchtown, NJ 08825



       Ronald R. Hulsey                Regional Vice President     None
        6744 Avalon
        Dallas, TX 75214



       Robert S. Irish                 Regional Vice President     None
       1225 Vista Del Mar Drive
       Delray Beach, FL  33483



*      Michael J. Johnston             Chairman of the Board       None



*      Robert L. Johansen              Vice President and Controller   None



#      Damien Jordan                   Senior Vice President       None



*      V. John Kriss                   Senior Vice President       None
       P.O. Box 274
       Surfside, CA  90743



       Arthur J. Levine                Vice President              None
        12558 Highlands Place
        Fishers, IN 46038



#      Karl A. Lewis                   Assistant Vice President    None



       T. Blake Liberty                Regional Vice President     None
        12585-E East Tennessee Circle
        Aurora, CO  80012



*      Lorin E. Liesy                  Assistant Vice President    None





*      Susan G. Lindgren               Vice President - Institutional Investment Services Division   None



       Stephen A. Malbasa              Regional Vice President     None
        13405 Lake Shore Blvd.
        Cleveland, OH  44110



       Steven M. Markel                Vice President              None
        5241 S. Race Street
        Littleton, CO  80121



*      John C. Massar                  Director and Senior Vice President   None



*      E. Lee McClennahan              Senior Vice President       None



       Laurie B. McCurdy               Regional Vice President     None
          920 Edgeside Avenue
       Tucson, AZ  85748



&      John V. McLaughlin              Senior Vice President       None



       Terry W. McNabb                 Vice President              None
        2002 Barrett Station Road
        St. Louis, MO 63131



*      R. William Melinat              Vice President - Institutional   None
                                       Investment Services Division



       David R. Murray                 Regional Vice President     None
        25701 S.E. 32nd Place
        Issaquah, WA 98029



       Stephen S. Nelson               Vice President              None
        7215 Trevor Court
        Charlotte, NC 28226



       William E. Noe                  Regional Vice President     None
        304 River Oaks Road
       Brentwood, TN  37027





       Peter A. Nyhus                  Regional Vice President     None
        3084 Wilds Ridge Court
        Prior Lake, MN 55372



       Eric P. Olson                   Regional Vice President     None
        62 Park Drive
        Glenview, IL 60025



       Fredric Phillips                Regional Vice President     None
        32 Ridge Avenue
        Newton Centre, MA  02161



#      Candance D. Pilgrim             Assistant Vice President    None



       Carl S. Platou                  Regional Vice President     None
        4021 96th Avenue, S.E.
        Mercer Island, WA 98040



*      John O. Post, Jr.               Vice President              None



       Steven J. Reitman               Vice President              None
        212 The Lane
        Hinsdale, IL  60521



       Brian A. Roberts                Regional Vice President     None
        12025 Delmahoy Drive
        Charlotte, NC  28277





       George S. Ross                  Vice President              None
        55 Madison Avenue
        Morristown, NJ 07960



*      Julie D. Roth                   Vice President              None



*      James F. Rothenberg             Director                    None



       Douglas F. Rowe                 Regional Vice President     None
        30309 Oak Tree Drive
        Georgetown, TX 78628



*      Christopher S. Rowey            Regional Vice President     None



       Dean B. Rydquist                Vice President              None
        1080 Bay Pointe Crossing
        Alpharetta, GA 30202



       Richard R. Samson               Vice President              None
        4604 Glencoe Avenue, Suite 4
        Marina del Rey, CA 90292



       Joseph D. Scarpitti             Regional Vice President     None
        25760 Kensington Drive
        Westlake, OH 44145



*      Daniel B. Seivert               Assistant Vice President    None



*      R. Michael Shanahan             Director                    None



*      David W. Short                  Director and Senior Vice President   None



*      Victor S. Sidhu                 Vice President - Institutional   None
                                       Investment Services Division



       William P. Simon, Jr.           Vice President              None
        554 Canterbury Lane
        Berwyn, PA 19312



*      John C. Smith                   Assistant Vice President -   None
                                       Institutional Investment Services Division





*      Mary E. Smith                   Assistant Vice President - Institutional Investment Services Division   None



       Rodney G. Smith                 Regional Vice President     None
        2350 Lakeside Blvd., #850
        Richardson, TX 75082



       Nicholas D. Spadaccini          Regional Vice President     None
        855 Markley Woods Way
        Cincinnati, OH 45230



       Daniel S. Spradling             Senior Vice President       None
        #4 West Fourth Avenue, Suite 406
        San Mateo, CA  94402



       Thomas A. Stout                 Regional Vice President     None
       12913 Kendale Lane
       Bowie, MD  20715



       Craig R. Strauser               Regional Vice President     None
        17040 Summer Place
        Lake Oswego, OR 97035



       Francis N. Strazzeri            Regional Vice President     None
        31641 Saddletree Drive
        Westlake Village, CA 91361



*      Drew Taylor                     Assistant Vice President    None



&      James P. Toomey                 Assistant Vice President    None



+      Christopher E. Trede            Assistant Vice President    None



       George F. Truesdail             Vice President              None
        400 Abbotsford Court
        Charlotte, NC 28270



       Scott W. Ursin-Smith            Regional Vice President     None
        606 Glenwood Avenue
        Mill Valley, CA  94941



@      Andrew J. Ward                  Vice President              None



*      David M. Ward                   Assistant Vice President - Institutional Investment Services Division   None



       Thomas E. Warren                Regional Vice President     None
        4001 Crockers Lake Blvd., #1012
        Sarasota, FL  34238



#      J. Kelly Webb                   Senior Vice President       None



       Gregory J. Weimer               Regional Vice President     None
        125 Surrey Drive
        Canonsburg, PA  15317



#      Timothy W. Weiss                Director                    None



**     N. Dexter Williams              Vice President              None
            Four Embarcedero Center
            San Francisco, CA 94111



       Timothy J. Wilson               Regional Vice President     None
        113 Farmview Place
        Venetia, PA  15367



#      Laura Wimberly                  Assistant Vice President    None



@      Marshall D. Wingo               Director and Senior Vice President   None



*      Robert L. Winston               Director and Senior Vice President    None



       William R. Yost                 Regional Vice President     None
        9320 Overlook Trail
        Eden Prairie, MN  55347



       Janet M. Young                  Regional Vice President     None
        1616 Vermont
        Houston, TX  77006



       Scott D. Zambon                 Regional Vice President     None
       209 Robinson Drive
       Tustin Ranch, CA  92782





* Business Address, 333 South Hope Street, Los Angeles, CA 90071
# Business Address, 135 South State College Blvd., Brea, CA 92821
+ Business Address, 83320 Woodfield Crossing Boulevard, Indianapolis, IN 46240 & Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230
@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
  (c)  None.
      ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
    Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Trust, 1101 Vermont Avenue, N.W., Washington, D.C. 20005, and its investment adviser, Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of CRMC's fund accounting department, 5300 Robin Hood Road, Norfolk, VA 23513.
 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821.
 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.
ITEM 31.  MANAGEMENT SERVICES.
 None.
ITEM 32. UNDERTAKINGS.
 As reflected in the prospectus, the Funds undertake to provide each person to whom a prospectus is delivered with a copy of the Funds' annual report to shareholders, upon request and without charge.

                  SIGNATURE OF REGISTRANT
 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 7th day of November 1996.

      THE AMERICAN FUNDS TAX-EXEMPT SERIES I
      By   /s/ Harry J. Lister

           (Harry J. Lister, President)
 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on November 7, 1996, by the following persons in the capacities indicated.

  SIGNATURE    TITLE

(1) Principal Executive Officer:

    Harry J. Lister   President

(2) Principal Financial Officer and
    Principal Accounting Officer:

    Howard L. Kitzmiller   Senior Vice President, Secretary and Treasurer
(
3)  Trustees:
    James H. Lemon, Jr.*   Chairman of the Board
    Stephen Hartwell* Chairman Emeritus and Trustee
    Harry J. Lister*  President and Trustee
    Cyrus A. Ansary*         Trustee
    Frank M. Ewing*     Trustee
    Jean Head Sisco* Trustee
    T. Eugene Smith* Trustee
    Stephen G. Yeonas* Trustee

*By
    Howard L. Kitzmiller, Attorney-in-Fact
 Counsel reports that the Amendment does not contain disclosures that would render the Amendment ineligible for effectiveness under the provisions of Rule 485 (b).

        Howard L. Kitzmiller

                       POWER OF ATTORNEY
 The undersigned trustee(s) of The American Funds Tax-Exempt Series I, a Massachusetts business trust, does hereby constitute and appoint James H. Lemon, Jr., Harry J. Lister and Howard L. Kitzmiller, or any of them to act as attorneys-in-fact for and in his or her name, place and stead (1) to sign his or her name as a trustee of said Trust to any and all amendments to the Registration Statement of The American Funds Tax-Exempt Series I, File No. 33-5270 under the Securities Act of 1933 as amended, said amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Trust is registered to sell shares, and (2) to deliver any and all such amendments to such Registration Statement, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

 EXECUTED at Washington, D.C., this 18th day of January, 1996.

 THE AMERICAN FUNDS TAX-EXEMPT SERIES I


Cyrus A. Ansary    Harry J. Lister


Frank M. Ewing    T. Eugene Smith


Stephen Hartwell    Stephen G. Yeonas

James H. Lemon, Jr.